SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

      Filed by the Registrant [X]
      Filed by a Party other than the Registrant [ ]

Check the appropriate box:
      [ ] Preliminary Proxy Statement

      [ ] Confidential, for Use of the
          Commission Only (as permitted by
          Rule 14a-6(e)(2))

      [X] Definitive Proxy Statement

      [ ] Definitive Additional Materials

      [ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                             FLOTEK INDUSTRIES INC.
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                (Name of Registrant as Specified in its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

      [X] No fee required.

      [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(l) and 0-11.

      (1) Title of each class of securities to which transaction applies:

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      (2) Aggregate number of securities to which transaction applies:

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      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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      (4) Proposed maximum aggregate value of transaction:

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      (5) Total fee paid:

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[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1) Amount Previously Paid:

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      (2) Form, Schedule or Registration Statement No.:

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      (3) Filing Party:

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      (4) Date Filed:

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

                             FLOTEK INDUSTRIES INC.

                            7030 Empire Central Drive
                              Houston, Texas 77040

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD OCTOBER 23, 2001

To the Shareholders:

      As a shareholder of Flotek Industries Inc. (the "Company"), you are hereby given notice of and invited to attend in person or by proxy the Special Meeting of Shareholders of the Company (the "Meeting") to be held at the Sheraton Houston Brookhollow Hotel, 3000 North Loop West, Houston, Texas 77092, on October 23, 2001, at 2:00 p.m., local time, for the following purposes:

1. to consider and, if deemed appropriate, pass a special resolution approving a plan of arrangement (the "Arrangement") pursuant to section 186 of the Business Corporations Act (Alberta) (the "ABCA") as a result of which, among other matters, the Company's jurisdiction of incorporation would be changed from Alberta to Delaware;

2. to ratify the appointment of Weinstein Spira & Company, P.C. as the Company's independent auditors; and

3. to transact such other business as may properly be transacted at such Meeting or at any adjournment thereof.

      Only shareholders of record on the books of the Company at the close of business on September 15, 2001 are entitled to receive notice of and to vote at the Meeting or any adjournment thereof. Specific details of the matters proposed to be put before the Meeting are set forth in the Proxy Statement accompanying this Notice.

      A shareholder who dissents in respect of the Arrangement is entitled to be paid the fair value of the shareholder's shares in accordance with section 184 of the ABCA, as set forth in Appendix G to the Proxy Statement accompanying this Notice.

      Shareholders are cordially invited to attend the Meeting in person. However, shareholders who are unable to attend the Meeting in person are requested to complete, date and sign the enclosed form of proxy and return it, in the envelope provided, to the Secretary of the Company, c/o American Stock Transfer and Trust Company. The enclosed form of proxy must be completed in accordance with the instructions set out in the form of proxy and in the Proxy Statement accompanying this Notice and, to be valid, be received by American Stock Transfer and Trust Company not fewer than 48 hours (excluding Saturdays, Sundays and holidays) before the time fixed for the Meeting or any adjournment thereof. It is important that your shares be represented at the Meeting, and your promptness will assist us to prepare for the Meeting. If you receive more than one proxy card because you own shares registered in different names or at different addresses, each proxy card should be completed and returned.

                               BY ORDER OF THE BOARD OF DIRECTORS

                               /s/ Rosalie Melia
                               --------------------------
                               Rosalie Melia
                               Corporate Secretary

September 26, 2001

                             FLOTEK INDUSTRIES INC.
                            7030 Empire Central Drive
                              Houston, Texas 77040

                                 PROXY STATEMENT
                                       FOR
           SPECIAL MEETING OF SHAREHOLDERS TO BE HELD OCTOBER 23, 2001


General Information

      This Proxy Statement is furnished to shareholders of Flotek Industries Inc., an Alberta corporation ("Flotek" or the "Company"), in connection with the solicitation of proxies by the management of Flotek at the direction of its Board of Directors for use at a Special Meeting of Shareholders (the "Meeting") scheduled to be held on October 23, 2001, at the time and place and for the purposes set forth in the accompanying Notice of Meeting, and at any adjournment thereof. Upon request, additional proxy material will be furnished without cost to brokers and other nominees to forward to the beneficial owners of shares held in their names. Flotek will pay persons holding shares in their names, or in the names of their nominees, but not owning such stock beneficially (such as brokerage houses, banks and other financial institutions), for the expense of forwarding soliciting materials to their principals. The expenses of this solicitation will be paid by Flotek. To the extent necessary to ensure sufficient representation at the Meeting, proxies may be solicited by any appropriate means by officers, directors and regular employees of the Company, who will receive no additional compensation therefor. This Proxy Statement and the accompanying form of proxy will first be mailed to shareholders on or about September 28, 2001.

      All dollar amounts given herein are in US dollars, unless otherwise specified.

Voting Rights And Votes Required

      The close of business on September 15, 2001 (the "Record Date") has been fixed as the record date for the determination of shareholders entitled to receive notice of and to vote at the Meeting. On that date, Flotek had outstanding and entitled to vote 93,846,059 shares of Common Stock ("Common Stock") and 2,089.075 shares of Series A Convertible Preferred Stock ("Preferred Stock"). Each holder of Common Stock is entitled to one vote for each share of Common Stock registered in his name, and each holder of Preferred Stock is entitled to the number of votes for each share of Preferred Stock registered in his name, at the close of business on the Record Date equal to the number of shares of Common Stock into which such shares of Preferred Stock may be converted, which as of the record date equalled 79,773,475 shares. Thus, as of the Record Date, the outstanding shares of Company stock represent an aggregate of 173,619,534 votes.

      Two shareholders, and at least 10% of the shares outstanding and entitled to vote at the Meeting, must be represented in person or by proxy at the Meeting in order to constitute a quorum for the transaction of business. In addition, holders of at least 40% of the issued and outstanding shares of Preferred Stock on the Record Date must be represented in person or by proxy at the Meeting in order to constitute a quorum for the consideration of the Arrangement (which is described under "Approval of the Change in the Company's Jurisdiction of Incorporation from Alberta to Delaware"). The special resolution to approve the Arrangement must by passed by the holders of at least two-thirds of the shares represented at the Meeting and voting thereon (including the votes cast by the holders of the Preferred Stock on an as converted basis) and also by the holders of at least two-thirds of the outstanding shares of Preferred Stock voting as a class. The other proposals may be approved by the holders of at least a majority of the shares of Common Stock represented at the Meeting and voting thereon.

      Directors and executive officers of Flotek, who beneficially own stock representing 21.8% of the voting power of the stock of the Company and 33.3% of the shares of Preferred Stock, have indicated their intention to vote in favor of the proposals contained in the Notice.

Appointment of Proxyholders and Revocation of Proxies

      A shareholder has the right to appoint as proxyholder a person other than the officers and directors of the Company named in the accompanying form of proxy to attend and vote at the Meeting in his place, and may do so by inserting the name of such other person, who need not be a shareholder, in the blank space provided in the form of proxy or by completing another proper form of proxy.

      In order for proxies to be recognized at the Meeting, the completed forms of proxy must be received at the offices of the Company's registrar and transfer agent, American Stock Transfer and Trust Company, 40 Wall Street, New York, New York 10005, not later than 48 hours (excluding Saturdays, Sundays and holidays) before the time fixed for the Meeting or any adjournment thereof.

      A shareholder, or his attorney authorized in writing, who executed a form of proxy may revoke it in any manner permitted by law including the depositing of an instrument of revocation in writing at the registered office of the Company, 1200, 700 - 2nd Street S.W., Calgary, Alberta, T2P 4V5, or with the Company's registrar and transfer agent, American Stock Transfer and Trust Company, 40 Wall Street, New York, New York 10005 at any time up to and including the last business day preceding the day of the Meeting or an adjournment thereof or with the Chairman of the Meeting on the day of the Meeting or an adjournment thereof but prior to the use of the proxy at the Meeting.

Exercise of Discretion of Proxyholders

      The persons whose names are printed on the accompanying form of proxy will, on a show of hands or any ballot that may be called for, vote or withhold from voting the shares in respect of which they are appointed in accordance with the direction of the shareholder appointing them. If no choice is specified by the shareholder, the shares will be voted in favor of the Arrangement and for the appointment of Weinstein Spira & Company, P.C. as the Company's independent auditors. The Board of Directors recommends a vote "FOR" the foregoing proposals.

      The enclosed form of proxy confers discretionary authority upon the persons named therein with respect to amendments or variations to the matters identified in the Notice of Meeting and to other matters which may properly be brought before the Meeting. Management knows of no such amendment, variation or other matters to come before the Meeting. If any matters which are not now known to management should properly come before the Meeting, the persons named in the form of proxy will vote upon such matters in accordance with their best judgment.

Voting Securities and Principal Holders Thereof

      On the Record Date, there were 93,846,059 shares of Common Stock and 2,089.075 shares of Preferred Stock issued and outstanding. Each holder of Common Stock is entitled to one vote for each share of Common Stock registered in his name, and each holder of Preferred Stock is entitled to the number of votes for each share of Preferred Stock registered in his name, at the close of business on the Record Date equal to the number of shares of Common Stock into which such shares of Preferred Stock may be converted, which as of the Record Date equalled 79,773,475 shares. Thus, as of the Record Date, the outstanding shares of Company stock represent an aggregate of 173,619,534 votes.

      If a shareholder transfers the ownership of any of his shares after the Record Date, the transferee will be entitled to vote at the Meeting if he produces properly endorsed share certificates or otherwise establishes proof of his ownership of the shares and demands, not later than ten days before the Meeting, that his name be included in the list of shareholders entitled to vote. This list of shareholders will be available for inspection after the Record Date during usual business hours at the office of the Company's registrar and transfer agent, American Stock Transfer and Trust Company, 40 Wall Street, New York, New York 10005, and at the Meeting.

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS,
                            DIRECTORS AND MANAGEMENT

      The following table sets forth, as of September 15, 2001, certain information regarding the beneficial ownership of each class of the Company's securities by (i) each person known by the Company to be the beneficial owner of more than five percent of the outstanding shares of each class, (ii) each director and executive officer and (iii) all directors and executive officers as a group. This information was furnished by the respective beneficial owners:

                                             COMMON      % OF COMMON     PREFERRED     % OF
                NAME                         SHARES         SHARES         SHARES    PREFERRED
---------------------------------------  -------------   -----------    ----------   ---------
TOSI, L.P..............................  59,928,569(1)       39.0%        839.792      40.2%
  3900 Thanksgiving Tower
  1601 Elm Street
  Dallas, Texas 75201
Chisholm Energy Partners LLC...........  22,436,482(2)       19.3%        590.001      28.2%
  1160 Dairy Ashford, Suite 125
  Houston, TX 77079
Tom Dugan..............................   7,468,162           7.4%
  709 East Murray Dr.
  Farmington, NM 87401
John Chisholm..........................  29,351,309(3)       23.8%        590.001      28.2%
Jerry D. Dumas, Sr.....................  14,868,007(4)       14.6%
Jason Evans............................      20,000(5)         *
William R. Ziegler.....................   8,776,669(6)        8.9%        105.751       5.1%
Gary M. Pittman........................   1,350,000(7)        1.4%
Camuri Holdings Ltd....................   6,870,284(8)        7.3%
  Centro Coinasa-Piso S-Oficina 57
  Av. San Felipe - La Castellana
  Cod. Postal - 1060
  Caracas - Venezuela
All Directors and Executive Officers
  as a group (6 Persons)...............  54,365,984          39.7%        695.752      33.3%


--------------------------
*  less than 1.0% of class

(1) Includes warrants to acquire 27,993,051 shares of Common Stock, and 31,935,498 shares of Common Stock issuable upon the conversion of shares of Preferred Stock. The sole general partner of TOSI, L.P., Pittman Property Corp., and its President and controlling person, J.W. Beavers, may also be deemed to be the beneficial owners of those shares.

(2)   Represents shares issuable upon the conversion of shares of Preferred
      Stock.

(3) Includes options to acquire 250,000 shares of Common Stock, and warrants to acquire 6,664,827 shares of Common Stock, and the 22,436,482 shares of Common Stock issuable upon the conversion of shares of Preferred Stock held by Chisholm Energy Partners LLC. Mr. Chisholm is a Manager and Member of Chisholm Energy Partners LLC.

(4) Includes 45,000 shares of Common Stock owned by Mr. Dumas and options held by him to acquire 7,916,667 shares of Common Stock. Also includes 4,277,861 shares of Common Stock owned by Saxton River Corporation and 2,628,479 shares of Common Stock owned by Hinckley Brook, Inc., entities which are controlled by Mr. Dumas.

(5)   Represents options granted to Mr. Evans.

(6) Includes options to acquire 350,000 shares of Common Stock and 4,021,502 shares of Common Stock issuable upon the conversion of shares of Preferred Stock.

(7)   Represents options to acquire 1,350,000 shares of Common Stock.

(8) As reported by Camuri Holdings Ltd., in a statement on Schedule 13D filed with the Securities and Exchange Commission.


             APPROVAL OF THE CHANGE IN THE COMPANY'S JURISDICTION OF
                     INCORPORATION FROM ALBERTA TO DELAWARE

Introduction

      At the Meeting, the shareholders of the Company will consider and vote upon a proposed plan of arrangement (the "Arrangement") pursuant to section 186 of the Business Corporations Act (Alberta) (the "ABCA"), a copy of which is attached hereto as Appendix C. The Arrangement provides that the board of directors of the Company is authorized to apply to the Registrar of Corporations appointed under the ABCA for authorization to continue under the Delaware General Corporation Law (the "DGCL") and to file a certificate of domestication and a certificate of incorporation with the Secretary of State of the State of Delaware (the "Domestication" or the "Continuance"), when the board of directors determines that such Domestication is in the best interests of the Company, without the necessity for any further approval or authorization on the part of the shareholders.

      In order to give effect to the Domestication provided for in the Arrangement, shareholders will be requested at the Meeting to pass a special resolution (the "Arrangement Resolution") approving the Arrangement, the full text of which is set out in the attached Appendix D.

      The certificate of domestication, certificate of incorporation and the bylaws of Flotek Industries (DE) Inc., a Delaware corporation ("Flotek-DE"), shall be in the form approved by the Board of Directors of the Company. The proposed form of certificate of incorporation (the "Flotek-DE Certificate of Incorporation") and the proposed bylaws (the "Flotek-DE Bylaws") are attached hereto as Appendices E and F, respectively.

      The following discussion summarizes certain aspects of the action necessary to change the Company's jurisdiction of incorporation from Alberta to Delaware. The summary is not intended to be complete and is qualified in its entirety by reference to the Arrangement and the Flotek-DE Certificate of Incorporation and the Flotek-DE Bylaws.

Court Approval

      An arrangement of a corporation under the ABCA requires approval by both the Court of Queen's Bench of Alberta (the "Court") and the shareholders of the subject company. Prior to the mailing of this Proxy Statement, the Company made application for and obtained an interim order (the "Interim Order") from the Court providing for, among other matters, the Company to seek shareholder approval of the Domestication. A copy of the Interim Order is attached to this Proxy Statement as Appendix A. A copy of the notice of application for the final order (the "Final Order") of the Court is attached to this management proxy circular as Appendix B.

      Subject to the approval of the Arrangement Resolution by shareholders of the Corporation, the hearing in respect of the Final Order will take place as soon as practicable after the Shareholders Meeting in the Court of Queen's Bench of Alberta at 611 - 4th Street S.W., Calgary, Alberta, Canada. At this hearing, any security holder or creditor of the Company has the right to appear, provided that such person, or an Alberta lawyer acting for such person, prepares a notice of appearance in the proper form, serves such notice of appearance on the solicitors for the Company as set out in the notice of application and files such notice of appearance, with proof of service, with the Court, and may present evidence and examine witnesses provided that such person, or an Alberta lawyer acting for such person, in addition to serving a notice of appearance, serves a copy of such evidence, with proof of service, with the Court as soon as possible, but in any event not later than 4:00 p.m. (Calgary time) on the day before the hearing.

      The authority of the Court is very broad under the ABCA. The Company has been advised by its counsel that the Court may make any enquiry it considers appropriate and may make any order it considers appropriate with respect to the Arrangement. At the hearing of the motion in respect of the Final Order, the Court will consider, among other things, the fairness and reasonableness of the Arrangement to the holders of shares of Common Stock and Preferred Stock. The Court may approve the Arrangement as proposed or as amended in any manner the Court may direct, subject to compliance with such terms and conditions, if any, as the Court deems fit.

      If made, the Final Order approving the Arrangement will constitute the basis for an exemption under section 3(a)(10) of the Securities Act of 1933 of the United States of America, as amended (the "1933 Act"), from the registration requirements of the 1933 Act with respect to the issuance of securities in exchange for the current securities of the Company in connection with the Domestication.

Domestication Procedure

      In order to continue out of Alberta, the Company must seek the approval of the Registrar of Corporations under the ABCA, who must be satisfied that the Domestication will not adversely affect creditors or shareholders of the Company.

Conditions to Arrangement

      The obligation of the Company to complete the Arrangement is subject to the satisfaction of certain conditions, including the following:

1. the Final Order, the notice of application in respect of which is attached hereto as Appendix B, shall have been obtained from the Court in form and substance satisfactory to the Company;

2. all other consents, orders and approvals, including regulatory and judicial approvals and orders required or necessary or desirable for the completion of the transactions provided for in the Arrangement, shall have been obtained or received from the persons, authorities or bodies having jurisdiction in the circumstances; and

3. there shall not be in force any order or decree restraining or enjoining the consummation of the Domestication provided for in the Arrangement.

Effect of Domestication

      Upon completion of the Domestication, the Company will become subject to the law of Delaware, and its existence as a corporation will be deemed to have commenced on the date of its original incorporation under the laws of a province of Canada. In addition, under Delaware law, shareholders of the Company will be deemed to have been shareholders of the Delaware corporation since the date they initially acquired their shares of stock of the Company. The Domestication will not affect any obligations or liabilities of the Company issued prior to its Domestication, nor will it affect the ownership interests of any of the Company's shareholders.

      On the effective date of the Domestication, Flotek-DE will succeed to all of the assets, liabilities and business of the Company and will possess all of the rights and powers of the Company. The business of the Company will continue to operate under the name "Flotek Industries, Inc." The officers and directors of Flotek-DE will be the current officers and directors of the Company, except that Mr. Evans and Ms. Aitken, both Canadian citizens currently serving as the Canadian representatives on the Board of Directors, will be removed as directors of the Company. Approval of the Arrangement will constitute approval of the reduction in the number of directors on the Board of Directors from six to four, and the elimination of the requirement that at least two Canadians be members of the Board of Directors.

      On the effective date of the Domestication, (i) one share of common stock, US$.0001 par value per share, of Flotek-DE (the "Flotek-DE Common Stock") will be issued for each 120 issued and outstanding shares of Common Stock, and (ii) each issued and outstanding share of Preferred Stock will be converted automatically into one share of preferred stock of Flotek-DE (the "Flotek-DE Preferred Stock"). The substance of each Shareholder's ownership interest in the Company will not undergo material change as a result of the Domestication. Specifically, but not by way of limitation, the conversion price of the Preferred Stock will be adjusted from US$.03 to $3.60 to ensure that the reduction in the number of shares of Common Stock outstanding does not affect the relative position of the holders of the Preferred Stock.

      Except as described below, shareholders of Flotek-DE, as shareholders of a Delaware corporation, will have basically the same rights that they possess as shareholders of the Company as an Alberta corporation, although certain changes are inherent in being incorporated in Delaware rather than in Alberta. A summary of these changes, as they might affect the shareholders, are discussed below in the section entitled "Summary of Significant Differences Between Delaware and Alberta Corporate Laws."

      The Board believes it is in the best interest of Flotek and its shareholders to reduce the number of outstanding shares of Common Stock pursuant to the Arrangement in order to increase the trading price of the shares, thereby permitting the shares to be traded on an exchange such as the NASDAQ. In order to effect this step, if any one shareholder holds in any one account less than 120 shares of Common Stock, such shareholder shall instead receive cash for such shares based on the "Average Closing Price" of the Common Stock. The term "Average Closing Price" shall mean the average of the closing-sale prices of the Common Stock of the Company as reported for transactions in the over counter market for the five trading days immediately preceding the date the Arrangement is approved by the shareholders of the Company, or if no such quotations are available, the fair market value determined by the Board.

      In addition, in connection with the Domestication, Flotek-DE will adopt the Flotek-DE Certificate of Incorporation and the Flotek-DE Bylaws attached as Appendices E and F to this Proxy Statement. Approval of the Arrangement by the shareholders will also constitute approval of the Flotek-DE Certificate of Incorporation and the Flotek-DE Bylaws. See "Changes in the Company's Charter and Bylaws to be Effected by the Domestication."

Dissenters' Rights

      The Company's shareholders are entitled to dissent and be paid the fair value of their shares if the Domestication is completed and such shareholder provides the Company with written objection to the Domestication at or before the Meeting and otherwise complies with the procedure set out in section 184 of the ABCA. Section 184 requires adherence to procedures, and failure to do so may result in the loss of all rights to dissent. Accordingly, each holder of Company stock who might desire to exercise the right of dissent and appraisal should carefully consider and comply with the provisions of that section, the full text of which is set forth in Appendix G.

Exchange of Certificates

      Following completion of the Domestication, a notice will be mailed to shareholders with a letter of transmittal asking shareholders to deliver to American Stock Transfer and Trust Company their current stock certificates. Shareholders may, but are not required to, surrender their present stock certificates representing shares of Common Stock or Preferred Stock so that replacement certificates may be issued in exchange therefor. After the Domestication, certificates representing Common Stock or Preferred Stock will constitute "good delivery" in connection with sales through a broker, or otherwise, of shares of Flotek-DE stock. American Stock Transfer and Trust Company, the Company's transfer agent, will act as transfer agent for Flotek-DE after the Domestication. Shareholders should not hesitate to consult their stockbrokers or the Company with respect to any questions regarding the mechanics of such transactions.

Reasons for and Advantages of Domestication in Delaware

      The proposal to change the Company's jurisdiction of incorporation from Alberta to Delaware has been made for several reasons. First, most of the Company's operations have moved geographically from their origins in Alberta to Houston, Texas. As the Company's ties to Canada were reduced, the continued application of Canadian law to the Company has become detrimental to its corporate operations, taxation and acceptability in the business and investment communities. For example, under Alberta law, at least one-third of the members of the Board of Directors of the Company are required to be resident Canadians and, except in certain cases, at least one-half of the members of the Board of Directors of the Company present at a meeting of the Board must be residents of Canada. These requirements restrict the ability of the Company to elect its Board of Directors solely based on the business needs of the Company. Other aspects of Alberta corporate law continue to apply to the Company and hamper the ease with which its corporate functions are carried out. Finally, investors may be less interested in the Company as a non-U.S. corporation subject to Alberta corporate laws, than if it were a Delaware corporation.

      For many years, Delaware has followed a policy of encouraging incorporation in that state and, in furtherance of that policy, has adopted comprehensive, modern and flexible corporate laws which are periodically updated and revised to meet changing business needs. As a result, many major corporations have initially chosen Delaware for their domicile or have subsequently reincorporated in Delaware. Furthermore, the Delaware courts have developed considerable expertise in dealing with corporate issues, and a substantial body of case law has developed construing Delaware law and establishing public policies with respect to Delaware corporations, thereby providing greater predictability and stability with respect to legal affairs.

      In management's opinion, the procedures and degree of stockholder approval required for a Delaware corporation to authorize additional shares of stock or approve mergers and other transactions present fewer practical impediments to the capital raising process than those which apply to Alberta corporations. Finally, in the opinion of management, underwriters and other members of the financial services industry may be more willing and better able to assist in capital raising programs for corporations having the greater flexibility available to Delaware corporations.

Changes in the Company's Charter and Bylaws to be Effected by the Domestication

      Approval of the Arrangement by the shareholders will also constitute approval of the provisions of the Flotek-DE Certificate of Incorporation (see Appendix E) and the Flotek-DE Bylaws (see Appendix F). The Flotek-DE Certificate of Incorporation and the Flotek-DE Bylaws differ from the Company's current articles of incorporation (the "Current Articles") and bylaws (the "Current Bylaws") in certain respects, the most important of which are described below.

Authorized Capital Stock

      There are currently an unlimited number of shares of Common Stock authorized. The ABCA dictates that the shares of a corporation shall be without nominal or par value. Therefore, neither the Common Stock nor the Preferred Stock currently has a par value. The DGCL, unlike the ABCA, requires that the certificate of incorporation of a corporation specify with respect to each class of stock of the corporation: (i) the maximum number of shares authorized to be issued, and (ii) the par value thereof. A Delaware corporation may not issue more than the number of shares so authorized, and must issue those shares for a consideration which at least equals the par value thereof. The Flotek-DE Certificate of Incorporation provides that the number of shares of authorized Flotek-DE Common Stock shall be 20,000,000, and that such shares will have a par value of US$0.0001 each. Of these, 1,144,497 shares will be reserved for issuance pursuant to warrants, options and conversion rights issued by the Company and outstanding as of September 15, 2001.

      The currently outstanding 2,089.075 shares of Preferred Stock are authorized in the Flotek-DE Certificate of Incorporation with identical designations, preferences, privileges, and restrictions as the Preferred Stock, with the exception that each share of Flotek-DE Preferred Stock has a par value of US$0.0001 per share, and it is convertible into Common Stock at the conversion price of US $3.60 per share, rather then US$.03, to reflect the reverse stock split of the Common Stock pursuant to the Domestication.

      The Flotek-DE Certificate of Incorporation also authorizes 97,910.925 additional shares of Flotek-DE Preferred Stock, US$0.0001 par value per share, the designations, preferences, privileges, and restrictions of which have not been fixed or specified. These additional shares of Flotek-DE Preferred Stock may be issued from time to time in one or more series by the Board of Directors of Flotek-DE without further approval of its shareholders, and the Board is authorized to fix the relative rights, preferences, privileges and restrictions applicable to each such additional series of Flotek-DE Preferred Stock. Such shares of Flotek-DE Preferred Stock, if and when issued, may have rights, powers and preferences superior to those of the Flotek-DE Common Stock.

Number of Directors

      The number of directors of the Company is set forth in the Current Articles as no more than 12 and no less than three. The Current Articles provide that, as long as at least 500 shares of Preferred Stock remain outstanding, the Company must obtain the consent of the holders of at least two-thirds of the Preferred Stock before increasing or decreasing the number of directors on its Board. Under the law of Alberta, a corporation that has distributed securities to the public and has more than 15 shareholders must have at least three directors, at least two of whom are neither officers nor employees of the corporation or its affiliates. The Current Bylaws further provide that not less than one-third of the Company's directors must be resident Canadians. The Current Bylaws provide that the Board may not transact business at a meeting, other than filling a vacancy on the Board, unless at least one-third of the directors present are resident Canadians, except under certain circumstances. The Company presently has six directors.

      The Flotek-DE Certificate of Incorporation provides that, subject to any rights of holders of Flotek-DE Preferred Stock, the number of directors will be fixed from time to time by the Board of Directors of Flotek-DE. An increase or decrease in the number of directors of Flotek-DE may be made by vote of the directors.

Voting, Dividend and Other Rights

      The holders of Flotek-DE Common Stock will be entitled to one vote for each share on all matters voted on by shareholders, including the election of directors, and holders of Flotek-DE Preferred Stock will be entitled to vote on all matters voted on by shareholders on an as converted basis. The holders of Flotek-DE Common Stock will not have any cumulative voting, conversion, redemption or preemptive rights. Subject to the rights of the holders of the Flotek-DE Preferred Stock, and any preferential rights of any outstanding series of Flotek-DE Preferred Stock hereafter designated by the Flotek-DE Board of Directors from time to time, the holders of Flotek-DE Common Stock will be entitled to such dividends as may be declared from time to time by the Flotek-DE Board of Directors from funds available therefor, and upon liquidation will be entitled to receive pro rata all assets of Flotek-DE available for distribution to such holders.

Quorum

      Pursuant to the Current Articles, a quorum of the shareholders will exist if two shareholders holding 10% or more of the shares entitled to vote, and shareholders holding 40% of the shares of outstanding Preferred Stock, are represented in person or by proxy at a meeting. The Flotek-DE Certificate of Incorporation provides that a quorum for a shareholders' meeting will be present if one-third of the shares entitled to vote at the meeting are represented, determined based upon the relative number of votes to which each such share is entitled with respect to the election of directors.

Anti-Takeover Provisions

      Delaware law permits a corporation to adopt a number of measures, through amendment of the corporate certificate of incorporation or bylaws or otherwise, designed to reduce a corporation's vulnerability to unsolicited takeover attempts. There is substantial judicial precedent in the Delaware courts as to the legal principles applicable to such defensive measures with respect to the conduct of the Board of Directors under the business judgment rule in connection with unsolicited takeover attempts. The Company has no present intention to include in the Flotek-DE Certificate of Incorporation or Flotek-DE Bylaws any additional provisions which might deter an unsolicited takeover attempt. However, in the discharge of its fiduciary obligations to the shareholders, the directors may consider in the future certain anti-takeover strategies which may enhance the directors' ability to negotiate with an unsolicited bidder.

Summary of Significant Differences Between Delaware and Alberta Corporate Laws

      The following summary, which does not purport to be a complete statement of the differences among the rights of the shareholders under Alberta and Delaware law, sets forth certain differences between the corporate statutes governing the Company in each of those jurisdictions, between the Flotek-DE Certificate of Incorporation and the Current Articles, and between the Flotek-DE Bylaws and the Current Bylaws. This summary is qualified in its entirety by reference to the full text of each of such statutes and documents.

Corporate Action Without a Shareholder Meeting

      The DGCL permits corporate action without a meeting of shareholders upon the written consent of the holders of that number of shares necessary to authorize the proposed corporate action being taken, unless the certificate of incorporation or articles of incorporation, respectively, expressly provide that unanimous consent is required in order for an action to be taken without a meeting. The Flotek-DE Certificate of Incorporation includes a provision that requires unanimous written consent in order for an action to be taken without a meeting.

      Under Alberta law, shareholders may pass a resolution without a meeting, without prior notice and without a vote, if all the shareholders entitled to vote on that resolution sign a resolution in writing.

Special Meetings of Shareholders

      Under the DGCL, a special meeting of shareholders may be called by the corporation's board of directors or by such persons as may be authorized by the corporation's certificate of incorporation or bylaws. The Flotek-DE Bylaws provide that a special meeting may be called at any time by the President, the Chairman of the Board of Directors, or the Board of Directors, and shall be called by the President or the Chairman of the Board of Directors upon the written request of shareholders of record holding in the aggregate ten percent or more of the stock of the corporation entitled to vote, based on relative voting power with respect to the election of directors.

      Alberta law provides that the board of directors may at any time call a special meeting of shareholders and, in addition, the holders of not less than five percent of the issued shares of a corporation that carry the right to vote at a meeting may request that the directors call a meeting of shareholders. On receiving the request, the directors must, except in limited circumstances, call a meeting of shareholders within 21 days. Meetings of shareholders may also, upon the application of a director, a shareholder entitled to vote at the meeting or the Executive Director under the Securities Act (Alberta), be called by the Court of Queen's Bench of Alberta for any reason that the court thinks fit.

Amendment of the Certificate or Articles of Incorporation and Bylaws

      Under the DGCL, the affirmative vote of the holders of at least a majority of the voting power of the stock of Flotek-DE, after approval by the Flotek-DE Board, is required to amend the Flotek-DE Certificate of Incorporation. If the amendment would increase or decrease the number of authorized shares of any class or series or the par value of such shares or would adversely affect the rights, powers or preferences of such class or series, a majority of the outstanding stock of such class or series also would have to approve the amendment. The DGCL permits the certificate of incorporation of a Delaware corporation to include a requirement that the amendment of the certificate be approved by more than a majority; the Flotek-DE Certificate of Incorporation does not include such a requirement, however.

      In most cases, a corporation's articles of incorporation may be amended under Alberta law if the shareholders of the corporation pass a special resolution approving the proposed amendment. A "special resolution" is a resolution passed by not less than two-thirds of the votes cast by the shareholders who voted in respect of that resolution or the consent in writing of all shareholders entitled to vote on that resolution. A class or series vote can be required, even though the shares do not otherwise carry the right to vote. Under the laws of both jurisdictions, where classes of shareholders are entitled to vote separately, the amendment must be approved by each class.

      Under the DGCL, directors may amend the bylaws of a corporation only if such right is expressly conferred upon the directors in its certificate of incorporation. The Flotek-DE Certificate of Incorporation permits the Board of Directors to adopt, alter or amend the Flotek-DE Bylaws. The DGCL provides, however, that the fact that such power has been conferred upon the directors shall not divest the shareholders of the power, nor limit their power to adopt, amend or repeal bylaws.

      Alberta law provides that directors may make, amend and repeal bylaws, but that such bylaw, amendment or repeal must be submitted to shareholders at the next meeting of shareholders to confirm, reject or amend the bylaw, amendment or repeal. An amendment of the bylaws by directors is effective from the date it is adopted by the directors until it is submitted to the shareholders. If confirmed by the shareholders, the bylaw continues in effect in the form in which it is so confirmed. If a bylaw is rejected by the shareholders, or if the directors do not submit an amendment to the bylaws to the shareholders as required, the bylaw ceases to be effective and no subsequent resolution of the directors to make, amend or repeal a bylaw having substantially the same purpose or effect is effective until it is approved by the shareholders.

Business Combinations

      Section 203 of the DGCL provides that, subject to certain exceptions specified therein, a corporation shall not engage in any business combination with any "interested shareholder" for a three-year period following the date that such shareholder becomes an interested shareholder unless (i) prior to such date, the board of directors of the corporation approved either the business combination or the transaction which resulted in the shareholder becoming an interested shareholder, (ii) upon consummation of the transaction which resulted in the shareholder becoming an interested shareholder, the interested shareholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced (excluding shares held by directors who are also officers and employee stock purchase plans in which employee participants do not have the right to determine confidentially whether plan shares will be tendered in a tender or exchange offer) or (iii) on or subsequent to such date, the business combination is approved by the board of directors of the corporation and by the affirmative vote at an annual or special meeting, and not by written consent, of at least two-thirds of the outstanding voting stock which is not owned by the interested shareholder. Except as specified in Section 203 of the DGCL, an interested shareholder is defined to include (a) any person that is the owner of 15% or more of the outstanding voting stock of the corporation or is an affiliate or associate of the corporation and was the owner of 15% or more of the outstanding voting stock of the corporation, at any time within three years immediately prior to the relevant date and (b) the affiliates and associates of any such person.

      Under certain circumstances, Section 203 of the DGCL may make it more difficult for a person who would be an "interested shareholder" to effect various business combinations with a corporation for a three-year period, although the corporation's certificate of incorporation or shareholders may elect to exclude a corporation from the restrictions imposed thereunder. The Flotek-DE Certificate of Incorporation does not exclude Flotek-DE from the restrictions imposed under Section 203 of the DGCL. It is anticipated that the provisions of Section 203 of the DGCL may encourage companies interested in acquiring Flotek-DE to negotiate in advance with the Flotek-DE Board, since the shareholder approval requirement would be avoided if a majority of the directors then in office approve either the business combination or the transaction which results in the shareholder becoming an interested shareholder.

      Under Alberta law, an amalgamation or a disposition of all or substantially all of the corporation's assets (except in certain circumstances) must be approved by a special resolution of the shareholders.

Liability and Indemnification of Directors

      The DGCL permits a corporation to include a provision in its certificate of incorporation limiting the liability of the directors and officers to the corporation or its shareholders for damages for breach of the director's fiduciary duty, subject to certain limitations. The Flotek-DE Certificate of Incorporation will include such a provision to the maximum extent permitted by law. The DGCL currently permits the directors and officers of a Delaware corporation to be relieved of personal liability for monetary damages to the corporation or its shareholders, except for liability for (i) any breach of the director's duty of loyalty to the corporation or its shareholders, (ii) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) declaration of unlawful dividends or illegal redemptions or stock repurchases, or (iv) any transaction from which the director derived an improper personal benefit.

      While these provisions provide directors with protection from awards for monetary damages for breaches of their duty of care, they do not eliminate such duty. Accordingly, these provisions will have no effect on the availability of equitable remedies such as an injunction or rescission based on a director's breach of his or her duty of care.

      The ABCA includes no such right to limit personal liability or to limit personal liability by including provisions to that effect in the articles or bylaws. Accordingly, directors of the Company could face responsibility of liability to the Company or its shareholders under certain circumstances where no such liability would arise under the Flotek-DE Certificate of Incorporation and Flotek-DE Bylaws. Alberta law does, however, permit the Company to indemnify directors and officers under conditions similar to Delaware law as described below. The Company has given its directors indemnity to the full extent permitted by Alberta law.

      The DGCL permits a corporation to indemnify officers, directors, employees and agents for actions taken in good faith and in a manner they reasonably believed to be in, or not opposed to, the best interests of the corporation, and with respect to any criminal action, which they had no reasonable cause to believe was unlawful. The DGCL provides that a corporation may advance expenses of defense (upon receipt of a written undertaking to reimburse the corporation if indemnification is not appropriate) and must reimburse a successful defendant for expenses, including attorney's fees, actually and reasonably incurred, and both jurisdictions permit a corporation to purchase and maintain liability insurance for its directors and officers. Delaware law also provides that indemnification may not be made for any claim, issue or matter as to which a person has been adjudged by a court of competent jurisdiction, after exhaustion of all appeals therefrom, to be liable to the corporation, unless and only to the extent a court determines that the person is entitled to indemnity for such expenses as the court deems proper.

      The Flotek-DE Bylaws will provide that each person who is involved in any actual or threatened action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he or she is or was a director, officer, employee or agent of Flotek-DE, or is or was serving at the request of Flotek-DE as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan, will be indemnified by Flotek-DE to the full extent permitted by the DGCL, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits Flotek-DE to provide broader indemnification rights than said law permitted prior to such amendment) or by other applicable laws then in effect. The indemnification rights to be conferred by the Flotek-DE Bylaws are not exclusive of any other right to which a person seeking indemnification may be entitled under any law, bylaw, agreement, vote of shareholders or disinterested directors or otherwise. The Company is, and Flotek-DE will be, authorized to purchase and maintain insurance on behalf of its directors and officers.

      The members of the Board of Directors of the Company thus have a personal interest in seeing that the Domestication is effected in order that the limitation on liability and indemnification provisions are included as a part of the Flotek-DE Certificate of Incorporation and Flotek-DE Bylaws.

Vote Required for Mergers / Amalgamations

      The DGCL provides that the sale, lease, exchange or disposal of all or substantially all of the assets of a Delaware corporation, not in the ordinary course of business, as well as any merger, consolidation or share exchange generally must be recommended by the board of directors and approved by a vote of a majority of the shares of each class of the stock of the corporation entitled to vote on such matters. The vote of the shareholders of a corporation surviving a merger is not required if (i) the agreement of merger does not amend the certificate of incorporation of the survivor in any respect, (ii) each share of stock of the survivor outstanding immediately prior to the effectiveness of the merger continues to be an identical outstanding share of the survivor, and
(iii) either no shares of common stock or securities convertible into common stock will be issued by the survivor in the merger or the authorized unissued shares or treasury shares of common stock (plus those convertible into common stock) to be delivered in the merger do not exceed 20% of the shares of common stock of the survivor outstanding immediately prior to the effective date of the merger.

      Under the ABCA, a sale, lease or exchange of all or substantially all of the property of a corporation other than in the ordinary course of business of the corporation must be approved by a special resolution of the shareholders. Each share of the corporation carries the right to vote in such a situation, whether or not it otherwise carries the right to vote, and the holders of a class or series of shares are entitled to vote separately as a class or series if that class or series is affected by the sale, lease or exchange in a manner different from the shares of another class or series.

      The Alberta concept of amalgamation is different from the concept of merger or amalgamation under the DGCL. Under the ABCA, two or more corporations may amalgamate and continue as one corporation. Other than in certain situations involving the amalgamation of affiliated companies, an amalgamation is based on an amalgamation agreement between the amalgamating corporations which agreement is adopted when it is approved by the shareholders of each amalgamating corporation by special resolution. In addition, the holders of shares of a class or series of shares of an amalgamating corporation are entitled to vote separately as a class or series in respect of the amalgamation if the amalgamation agreement contains a provision that, if contained in a proposed amendment to the articles of the corporation, would entitle those holders to vote as a class or series under the ABCA. Each share of an amalgamating corporation carries the right to vote.

      A foreign corporation must first be continued under the ABCA before it can amalgamate with an Alberta corporation unless (i) the foreign corporation is authorized, by the laws of its jurisdiction of incorporation, to amalgamate with the Alberta corporation, and (ii) one of the corporations is the wholly-owned subsidiary of the other.

Stock Redemptions and Repurchases

      Delaware corporations may generally purchase or redeem their own shares of capital stock. Under the DGCL, a Delaware corporation may purchase or redeem its own shares of capital stock, except when the capital of the corporation is impaired or when such purchase or redemption would cause any impairment of the capital of the corporation.

      Under Alberta law, a corporation may, subject to its articles of incorporation and to certain financial ability tests set forth in the ABCA, purchase shares issued by it. In addition, a corporation may, subject to its articles and to a less rigorous financial ability test, redeem or repurchase any redeemable shares issued by it and in respect of which the articles contain redemption or retraction provisions at a price not exceeding the redemption price of the shares stated in the articles or calculated according to a formula stated in the articles.

Consideration for Stock

      Under the DGCL, a corporation may accept as consideration for its stock a combination of cash, property or past services in an amount not less than the par value of the shares being issued, and a promissory note or other binding obligation executed by the subscriber for any balance, the total of which must equal at least the par value of the issued stock, as determined by the board of directors.

      In Alberta, a share of a corporation cannot be issued until the consideration for the share is fully paid in money, property, or past service. If the consideration paid for the share is in property or past service, it must be received by the corporation and it cannot be less in value than the fair equivalent of the money that the corporation would have received if the share had been issued for money. In determining whether this test has been met, the directors may take into account reasonable charges for property and past services reasonably expected to benefit the corporation. For the purpose of these rules, "property" does not include a promissory note or promise to pay given by an allottee. This does not prevent a corporation from issuing shares in exchange for debt owed by third parties or by the corporation itself.

Annual Shareholder Meetings

      Under the ABCA, annual meetings of shareholders must be held every 15 months. The notice required under the ABCA must state the nature of any special business to be transacted in sufficient detail to permit the shareholders to form a reasoned judgment thereon. Under the DGCL, annual meetings of shareholders may be mandated by the Delaware Court of Chancery upon application by a shareholder or director if no annual meeting has been held for a period of 13 months after incorporation or the last meeting. The notice of annual meeting under the DGCL need not state the nature of the business to be conducted at the meeting.

      The ABCA requires that notice of shareholder meetings be sent not less than 21 days nor more than 50 days before the meeting. The DGCL provides that notice of the annual meeting must be given not less than 10 days nor more than 60 days before the date of the meeting to each shareholder entitled to vote at such meeting.

Shareholders' Rights to Examine Books and Records

      The DGCL provides that any shareholder of record may demand to examine the corporation's books and records for any proper purpose. If management of the corporation refuses, the shareholder can compel release of the books by court order.

      Pursuant to the corporate laws in Alberta, a shareholder (and others in certain cases) may examine the corporate records required to be maintained at the corporation's records office during the usual business hours of the corporation free of charge. A shareholder is also entitled on request and without charge to a copy of the articles and bylaws and of any unanimous shareholder agreement, as amended. A person who contravenes these provisions without reasonable cause will be guilty of an offence and liable to a fine or imprisonment.

Dividends

      The DGCL provides that the corporation may pay dividends out of surplus, out the corporation's net profits for the preceding fiscal year, or both, provided that there remains in the stated capital account an amount equal to the par value represented by all shares of the corporation's stock having a distribution preference.

      Subject to the financial ability test described below, the ABCA authorizes corporations to pay dividends in cash, in property of the corporation or by shares of the corporation. If a dividend is declared payable in shares of the corporation (which may be shares of the same class or of another class), the declared amount of the dividend stated as an amount of money must be added to the stated capital account maintained for the shares of the class or series issued in payment of the dividend. The two-part financial ability test is comprised of (i) a liquidity test which prohibits payment of the dividend unless there are reasonable grounds for believing that the corporation is, or after the payment would be, able to pay its liabilities as they come due, and (ii) a solvency test which prohibits the payment of a dividend unless there are reasonable grounds for believing that the realizable value of the corporation's assets after the payment would be equal to or greater than the aggregate of its liabilities and stated capital of all classes of shares.

Dissent Proceedings / Appraisal Rights

      Under the DGCL, a stockholder is entitled to an appraisal of his shares only upon the happening of certain mergers or consolidations under the DGCL. A merger of a Delaware corporation with its wholly-owned subsidiary does not give rise to appraisal rights. Under the ABCA, in addition to any other rights a shareholder may have, but subject to the ABCA, a shareholder is entitled to initiate dissent proceedings if a corporation takes certain triggering actions from which the shareholder dissents. If the shareholder complies with the ABCA, the shareholder shall be entitled to be paid by the corporation the fair value of the shares held by him in respect of which he dissents, determined as of the close of business on the last business day before the day on which the resolution from which he dissents was adopted. Under the ABCA, shareholders may exercise their dissent rights if the corporation resolves to: (a) amend its articles to add, change or remove any provisions restricting or constraining the issue or transfer of shares of that class; (b) amend its articles to add, change or remove any restrictions on the business or businesses that the corporation may carry on; (c) amalgamate with another corporation, subject to certain exceptions; (d) be continued under the laws of another jurisdiction; or (e) sell, lease or exchange all or substantially all of its property. In addition, holders of shares of any class or series of shares who are entitled to vote as a class or series with respect to certain amendments to the articles of the corporation may dissent if the corporation so resolves to amend its articles. An amalgamation of an Alberta corporation with its wholly-owned subsidiary or another wholly-owned subsidiary of the same parent corporation does not give rise to dissent rights. The procedures under the ABCA regarding shareholder appraisal rights must be strictly complied with. The failure to strictly follow the provisions setting forth the manner in which the dissent rights are to be exercised under the ABCA may result in a termination or waiver of those rights. For further particulars, please refer to the full text of section 184 of the ABCA in Appendix G. Thus, in approving the Arrangement, shareholders will be agreeing to forego the more comprehensive dissent rights provided for under the ABCA.

Oppression

      The ABCA provides an oppression remedy for a complainant, which term includes the shareholders of a corporation, who believe that the affairs of the corporation are being conducted in a manner that is oppressive or unfairly prejudicial to or that unfairly disregards the interests of any security holder, creditor, director or officer of the corporation. The oppression remedies under the ABCA provide a broad jurisdiction to the Court of Queen's Bench of Alberta to provide relief from oppressive or unfairly prejudicial acts. The DGCL has no oppression remedies, however, officers and directors are considered to have fiduciary duties to the corporation and shareholders generally.

Canadian Income Tax Considerations

      The following general summary describes the principal Canadian federal income tax consequences of the proposed continuance of the Company to the United States of America (the "United States" or "U.S.") as described herein to the Company, to shareholders of the Company who, for the purposes of the Income Tax Act (Canada) (the "ITA"), are resident in Canada and hold their shares of the Company as capital property ("Canadian Shareholders"), and to shareholders of the Company who for the purposes of the ITA are not residents of Canada, do not carry on business in Canada and to whom the shares of the Company, prior to the Continuance, are not "taxable Canadian property" ("Non-Resident Shareholders"). The shares of the Company will generally constitute "capital property" to a shareholder thereof, unless such shareholder is a trader or dealer in securities or is engaged in an adventure in the nature of trade with respect to such shares. Shares of the Company will not be taxable Canadian property to a Non-Resident Shareholder provided that (i) the Non-Resident Shareholder does not use or hold, and is not deemed to use or hold, such shares in connection with carrying on a business in Canada, (ii) the Non-Resident Shareholder has not, either alone or in combination with persons with whom the Non-Resident Shareholder does not act at arms length, owned (or had an option to acquire) 25% or more of the issued shares of any class or series of shares of the Company at any time within five years preceding the date of the Continuance, and (iii) the Non-Resident Shareholder has not elected under the ITA to treat such shares as taxable Canadian property upon ceasing to be a resident of Canada.

      This summary is based upon the current provisions of the ITA, the regulations thereunder and the current administrative and assessing policies of the Canada Customs and Revenue Agency. This summary also takes into account all proposed amendments to the ITA and the regulations publicly announced by the Canadian Minister of Finance prior to the date hereof (the "Proposed Amendments") although there is no certainty that the Proposed Amendments will be enacted in the form proposed if at all. This summary is not exhaustive of all possible Canadian federal income tax consequences and, other than the Proposed Amendments, does not take into account or anticipate any changes in law, whether by legislative, governmental or judicial action, nor does it take into account provincial or foreign tax considerations which may differ significantly from those discussed herein.

      The ITA contains provisions relating to securities held by certain financial institutions (the "mark-to-market rules"). This summary does not take into account these mark-to-market rules and any shareholders that are "financial institutions" for the purpose of these rules should consult their own tax advisors.

      THIS SUMMARY IS OF A GENERAL NATURE ONLY AND IT IS NOT INTENDED TO BE, NOR SHOULD IT BE CONSTRUED TO BE, LEGAL OR TAX ADVICE TO ANY SHAREHOLDER OF THE COMPANY. ACCORDINGLY, SHAREHOLDERS OF THE COMPANY SHOULD CONSULT THEIR OWN TAX ADVISORS FOR ADVICE WITH RESPECT TO THE INCOME TAX CONSEQUENCES TO THEM OF THE PROPOSED

CONTINUANCE AND THE EXERCISE OF DISSENT RIGHTS. IN PARTICULAR, CANADIAN RESIDENT SHAREHOLDERS SHOULD SEEK THEIR OWN U.S. TAX ADVICE IN RESPECT OF THE TRANSACTIONS CONTEMPLATED.

Consequences to the Company
---------------------------

      Following the Domestication, the Company will cease to be a resident of Canada for purposes of the ITA and will generally only be taxable in Canada to the extent it carries on business through a permanent establishment in Canada or realizes a gain from the sale of taxable Canadian property which is not otherwise exempt from Canadian tax by virtue of certain relieving provisions in the Canada-U.S. Tax Convention (1980) (the "Convention").

      The Company will be deemed to have had a taxation year end immediately prior to the Domestication and each property owned by the Company immediately before such deemed year end will be deemed to have been disposed of for proceeds of disposition equal to that property's fair market value. Any gains or losses realized by the Company from such deemed dispositions will be taken into account when determining the amount of the Company's taxable income for the taxation year ending immediately before the Domestication. The Company does not expect the total amount of tax payable as a result of the application of these rules to be material.

      The Company may also be required to pay a special branch tax calculated under the Convention and the ITA as five percent of the amount by which the fair market value of its assets (immediately before the Domestication) exceeds the aggregate of:

      (a) the Company's liabilities, including any liabilities owing under the ITA (other than the special branch tax); and


      (b) the paid-up capital of the Company's issued and outstanding shares at the time of the Domestication.

Consequences to Canadian Shareholders
-------------------------------------

Continuance

      The continuance of the Company from Alberta to the United States will not constitute a taxable event under the ITA for Canadian Shareholders and, after the Domestication, Canadian Shareholders will continue to hold their shares at the same adjusted cost base for purposes of the ITA as before the Domestication.

Dividends

      Following the Domestication, any dividends paid by the Company to Canadian Shareholders will be treated differently under the ITA than dividends those shareholders might have received from the Company prior to the Domestication. For example, a Canadian Shareholder who is an individual will be required to include the full amount of any dividends received from the Company when computing his or her income for the year of such receipt and will not be entitled to claim the federal dividend tax credit in respect of such dividends. A foreign tax credit may be available under the ITA to such a shareholder in respect of any United States withholding taxes levied on such a dividend. Under the Convention, the rate of withholding taxes levied on a dividend paid to a Canadian Shareholder cannot exceed 15%.

Capital Gains and Losses

      A Canadian Shareholder who disposes of, or is deemed to dispose of, shares of the Company following the Continuance will generally realize a capital gain (or capital loss) to the extent that the proceeds of disposition exceed (or are exceeded by) the shareholder's adjusted cost base thereof and any reasonable costs of disposition. Pursuant to the Proposed Amendments, it is proposed that the capital gains inclusion rate be reduced from three-quarters to one-half for dispositions occurring after October 17, 2000. Accordingly, assuming the Proposed Amendments become law and subject to certain transitional rules, a Canadian Shareholder will generally be required to include one-half of the amount of a capital gain (a "taxable capital gain") in income and will be required to deduct one-half of the amount of a capital loss (an "allowable capital loss") against taxable capital gains in the year of disposition. Allowable capital losses not deducted in the year in which they arise may be deducted from net taxable capital gains realized in the three preceding or any future taxation years, subject to the detailed provisions of the ITA.

      Capital gains realized by an individual and most trusts may be subject to alternative minimum tax. A "Canadian-controlled private corporation" (as defined in the ITA) may be liable to pay an additional 6-2/3% refundable tax on certain investment income, including taxable capital gains.

      In the case of a Canadian Shareholder that is a corporation, trust or partnership, the amount of any capital loss otherwise determined resulting from the disposition of shares of the Company may be reduced by the amount of certain dividends previously received or deemed to have been received on such shares, to the extent and under the circumstances prescribed in the ITA.

      Canadian Shareholders also may be liable for U.S. tax on the disposition of shares of the Company. If such gain is subject to U.S. tax, a foreign tax credit may be available in Canada.

Tax-Exempt Shareholders
-----------------------

      It is the intention of the Company that its shares continue to be listed on a prescribed stock exchange for the purpose of the ITA, and therefore such shares will be qualified investments for a trust governed by a registered retirement savings plan, a registered education savings plan, a deferred profit sharing plan, or a registered retirement income fund ("Deferred Plans"). However, following the Continuance such shares will constitute "foreign property" to Deferred Plans for the purposes of the ITA.

      Deferred Plans and certain other tax-exempt entities must pay a tax under
Part XI of the ITA in respect of each month in an amount equal to 1% of the amount, if any, that the cost amount of all the holder's foreign property as determined at the end of such month (other than property that was not foreign property when acquired but became foreign property within the preceding 24 months) exceeds the aggregate of:

      (a)   30% of the cost amount of all the holder's property; and

      (b) in certain circumstances, an additional amount in respect of the holder's "small business investment amount".

      Canadian Shareholders of the Company that are potentially subject to Part XI of the ITA should consult their own tax advisors regarding the consequences of holding shares of the Company.

Consequences to Non-Resident Shareholders
-----------------------------------------

      The Continuance will not constitute a taxable event under the ITA for Non-Resident Shareholders.

Dissenting Shareholders
-----------------------

      The Canadian income tax consequences for both Canadian Shareholders and Non-Resident Shareholders who initiate formal dissent proceedings in respect of the Continuance are not entirely clear.

Accordingly, dissenting shareholders should seek their own tax advice in respect of the transactions contemplated.

U.S. Federal Income Tax Consequences to Shareholders

      The following are the material United States federal income tax considerations arising from and relating to the Continuance that are generally applicable to shareholders of the Company that are United States citizens or residents, domestic corporations, domestic partnerships, estates subject to United States federal income tax on their income regardless of source, and certain trusts (those trusts that a court within the United States is able to exercise primary supervision over the administration of such trust and one or more United States fiduciaries have the authority to control all the substantial decisions of the trust) ("U.S. Shareholders") and to certain shareholders of the Company that are not U.S. Shareholders ("non-U.S. Shareholders"). This discussion does not address all aspects of United States federal income taxation that may be relevant to a particular U.S. Shareholder (including, without limitation, U.S. Shareholders who actually or constructively own ten percent or more, by vote or value, of the shares of the Company, and the potential application of the alternative minimum tax), to a particular non-U.S. shareholder, or to certain types of investors subject to special treatment under the United States federal income tax laws (for example, banks, life insurance companies, tax-exempt organizations, broker-dealers or holders who received shares of the Company as compensation). This discussion does not address any aspect of state, local or foreign laws.

      This discussion is based on the United States Internal Revenue Code of 1986, as amended (the "Code"), existing and proposed regulations under the Code, Internal Revenue Service ("IRS") rulings and pronouncements, reports of congressional committees, judicial decisions and current administrative rulings and practice, all as in effect on the date of this material and all of which are subject to change. Any such change could be retroactive and, accordingly, could modify the tax consequences discussed below. No advance ruling has been requested from the IRS with respect to these matters. Accordingly, the United States federal income tax consequences of the Continuance may differ from those described below.

      The following does not address all aspects of federal income taxation that may be relevant to a particular shareholder in light of such shareholder's individual circumstances and tax situation. Shareholders are urged to consult with their own tax advisors as to the particular tax consequences to them of the Continuance including the application of state, local and foreign tax laws, possible future changes in federal tax laws, and any pending or proposed legislation.

Taxation of U.S. Shareholders
-----------------------------

      The following discussion is limited to U.S. Shareholders (i) who hold Common Stock and/or will hold Flotek-DE Common Stock as "capital assets" within the meaning of Section 1221 of the Code; (ii) whose ownership, receipt or disposition of Common Stock and/or Flotek-DE Common Stock is not attributable to a permanent establishment in a country other than the United States for purposes of an income tax treaty to which the United States is a party, and (iii) who are not residents of a country other than the United States for purposes of an income tax treaty to which the United States is a party. U.S. Shareholders who do not meet one or more of the foregoing criteria are strongly urged to consult their tax advisors regarding their particular United States federal income tax consequences.

The Continuance

      For United States federal income tax purposes, the Continuance should result in a constructive exchange by shareholders of their Common Stock for Flotek-DE Common Stock in a new United States corporation and should qualify as a "reorganization" within the meaning of Section 368(a) of the Code. This conclusion of the Company's tax advisors is based on certain factual assumptions and reliance on representations from the Company.

      With respect to any U.S. Shareholder who does not actually or constructively own ten percent or more of the voting stock of the Company ("Ten Percent U.S. Shareholder"), the following will be the material United States federal income tax consequences of the Continuance:


      (a) If the fair market value of the U.S. Shareholder's Common Stock is less than US$50,000 on the date of the exchange, (i) the U.S. Shareholder will not recognize gain or loss on the constructive exchange of Common Stock for Flotek-DE Common Stock, (ii) the tax basis of the Flotek-DE Common Stock constructively received will be the same as the tax basis of the Common Stock constructively surrendered in exchange, and (iii) the holding period for the shares of the Flotek-DE Common Stock constructively received will include the holding period of the Common Stock constructively surrendered in exchange. Based upon the reported trading price of the Common Stock on the Record Date, these U.S. federal income tax consequences would apply to any U.S. Shareholder who holds less than approximately 714,286 shares of Common Stock. However, stock trading prices must be checked on the date of the Continuance to determine the number of shares that will have a fair market value of less than US$50,000 on the date of the Continuance.

      (b) If the fair market value of the U.S. Shareholder's Common Stock is US$50,000 or more on the date of the Continuance and the U.S. Shareholder does not make a Deemed Dividend Election (defined below),
           (a) the U.S. Shareholder will recognize any gain, but will not recognize any loss, on the constructive exchange of Common Stock for Flotek-DE Common Stock, (b) the tax basis of the Flotek-DE Common Stock constructively received will be equal to its fair market value, or will be the same as the tax basis of the Common Stock constructively surrendered in exchange, whichever is greater, and (c) the holding period for the shares of the Flotek-DE Common Stock constructively received will commence on the date of the Continuance if the U.S. Shareholder recognizes any gain on the constructive exchange, but will include the holding period of the Common Stock constructively surrendered in exchange if the U.S. Shareholder does not recognize any gain on the constructive exchange. The U.S. Shareholder will recognize gain on the constructive exchange only if and to the extent that the fair market value of the Flotek-DE Common Stock constructively received in the exchange exceeds the U.S. Shareholder's tax basis of the Common Stock constructively surrendered in exchange.

      Under certain circumstances (including the requirement to timely file a detailed notice with the IRS), the U.S. Shareholder may elect to include in income as a deemed dividend (the "Deemed Dividend Election") the "all earnings and profits amount" attributable to the U.S. Shareholder's Common Stock, as determined under Section 1.367(b)-2(d) of the U.S. Treasury regulations. U.S. Shareholders are urged to consult their own tax advisors regarding the merits and the requirements of making a Deemed Dividend Election. If the fair market value of the U.S. Shareholder's Common Stock is US$50,000 or more on the date of the Continuance and the U.S. Shareholder does make a Deemed Dividend Election,
(a) the U.S. Shareholder will include in income as a deemed dividend the "all earnings and profits amount" attributable to the U.S. Shareholder's Common Stock, (b) the U.S. Shareholder will not recognize gain or loss on the constructive exchange of Common Stock for Flotek-DE Common Stock, (c) the tax basis of the Flotek-DE Common Stock constructively received will be the same as the tax basis of the Common Stock constructively surrendered in exchange, and
(d) the holding period for the shares of the Flotek-DE Common Stock constructively received will include the holding period of the Common Stock constructively surrendered in exchange. The Company has no net positive earnings and profits (as determined under Section 1.367(b)-2(d)(2) of the U.S. Treasury regulations). Therefore, a U.S. Shareholder who makes a Deemed Dividend Election will have zero deemed dividend income and no recognized gain or loss on the constructive exchange of Common Stock for Flotek-DE Common Stock.

      A U.S. Shareholder filing a Deemed Dividend Election must file a "Section 367(b) Notice" with their federal income tax return (attached to Form 5471 if filed) and must file notice of a Treasury Regulation Section 1.367(b)-3(c)(3) election with the Company.

      Any U.S. Shareholder who exercises dissenter rights under Alberta law in respect of the Continuance should be treated as if such U.S. Shareholder's Common Stock were redeemed for cash and should in general recognize capital gain or loss in an amount equal to the difference between the amount of cash received and the U.S. Shareholder's tax basis in the Common Stock exchanged therefor. Special rules may apply to dissenting shareholders that actually or constructively (pursuant to Section 318 of the Code) own shares of the Company as to which dissenter's rights are not being exercised.

Passive Foreign Investment Company Considerations

      For United States federal income tax purposes, the Company generally will be classified as a passive foreign investment company (a "PFIC") for any taxable year during which either (i) 75% or more of its gross income is passive income (as defined in Section 1297(b) of the Code) or (ii) on average for such taxable year, 50% or more of its assets (by value) produce or are held for the production of passive income. For purposes of applying the foregoing tests, all or some of the assets and gross income of any of the Company's subsidiaries will be attributed to the Company.

      While there can be no assurance with respect to the classification of the Company as a PFIC, the Company believes that it did not constitute a PFIC during any taxable year ending at or prior to consummation of the Continuance.

      Although the matter is not free from doubt, if the Company is a PFIC prior to the consummation of the Continuance and the U.S. Shareholder has not or does not make a timely qualified electing fund election (a "QEF Election"), then (i) the U.S. Shareholder would be required to allocate gain recognized upon the exchange of Common Stock for Flotek-DE Common Stock rateably over the U.S. Shareholder's holding period for such Common Stock; (ii) the amount allocated to each year, other than (x) the year of the disposition of Common Stock or (y) any year prior to the beginning of the first taxable year of the Company for which it was a PFIC, would be subject to tax at the highest rate applicable to individuals or corporations, as the case may be, for the taxable year to which such income is allocated, and an interest charge would be imposed upon the resulting tax attributable to each such year (which would accrue from the due date of the return for the taxable year to which such tax was allocated), and
(iii) gain recognized upon the disposition of Common Stock (including upon the exchange of Common Stock for Flotek-DE Common Stock in the Continuance) would be taxable as ordinary income.

      If a U.S. Shareholder makes a QEF Election, then the U.S. Shareholder generally is taxed at ordinary rates on the U.S. Shareholder's pro rata share of the Company's ordinary earnings and net capital gains for each taxable year the Company is classified as a PFIC, even if no dividend distributions are received by such U.S. Shareholder, unless such U.S. Shareholder makes an election to defer such taxes.

      The foregoing summary of the possible application of the PFIC rules to the Company and the U.S. Shareholders of the Company is only a summary of certain material aspects of those rules. Because the United States federal income tax consequences to a U.S. Shareholder under the PFIC provisions may be significant, U.S Shareholders are urged to discuss those consequences with their tax advisors.

Taxation of Non-U.S. Shareholders
---------------------------------

      The following discussion is applicable to non-U.S. Shareholders (i) who hold Common Stock or will hold Flotek-DE Common Stock as capital assets within the meaning of Section 1221 of the Code, (ii) who do not actually or constructively own (and have not at any time in the preceding five-year period actually or constructively owned) five percent or more of the stock of the Company, (iii) which are foreign corporations having one or more Ten Percent U.S. Shareholders, (iv) whose ownership, receipt or disposition of Common Stock and/or Flotek-DE Common Stock is not attributable either to the conduct of a trade or business in the United States or to a permanent establishment in the United States, and (v) who are not residents of the United States for purposes of United States federal income tax law or an income tax treaty to which the United States is a party. Non-U.S. Shareholders who do not meet one or more of the foregoing criteria are strongly urged to consult their own tax advisors regarding their particular United States federal income tax consequences.

Non-U.S. Shareholders Subject to U.S. Income Tax on Gains

      Generally, a non-U.S. Shareholder will not be subject to United States federal income tax on gains derived from sources within the United States unless
(i) the gains are effectively connected with the conduct of a trade or business within the United States by the non-U.S. Shareholder, (ii) the gains are attributable to a permanent establishment in the United States, (iii) if the non-U.S. Shareholder is a non-resident alien and the gains are attributable to capital assets, such non-U.S. Shareholder is present in the United States for 183 or more days in the taxable year and certain other circumstances are present, or (iv) the non-U.S. Shareholder is subject to tax pursuant to the provisions of the Code applicable to some United States expatriates.

The Continuance

      If, as expected, the Continuance qualifies as a reorganization, then a non-U.S. Shareholder subject to United States federal income tax on gains derived from sources within the United States will have the same United States federal income tax consequences as those described above for a U.S. Shareholder when the fair market value of such U.S. Shareholder's Common Stock is less than US$50,000 on the date of the exchange: (a) the non-U.S. Shareholder will not recognize gain or loss on the constructive exchange of Common Stock for Flotek-DE Common Stock, (b) the tax basis of the Flotek-DE Common Stock constructively received will be the same as the tax basis of the Common Stock constructively surrendered in exchange, and (c) the holding period for the shares of the Flotek-DE Common Stock constructively received will include the holding period of the Common Stock constructively surrendered in exchange.

Dividends on Flotek-DE Common Stock

      Generally, dividends received by a non-U.S. Shareholder with respect to Flotek-DE Common Stock will be subject to United States withholding tax at a rate of 30%, which rate may be subject to reduction by an applicable income tax treaty (generally 15% on dividends paid to residents of Canada who qualify for the benefits of the income tax treaty between the United States and Canada). If the dividends are effectively connected with the conduct of a United States trade or business or are attributable to a permanent establishment in the United States, they would be taxed at the graduated rates that are applicable to United States citizens, resident aliens and domestic corporations and would not be subject to United States withholding tax if the non-U.S. Shareholder gives an appropriate statement to the withholding agent in advance of the dividend payment. A non-U.S. Shareholder that is a corporation may be subject to an additional branch profits tax on effectively connected dividends. The Company has no present intention to pay dividends to it shareholders.

Sale of Flotek-DE Common Stock

      A non-U.S. Shareholder generally will not be subject to United States federal income tax on gain recognized, if any, upon the sale of shares of Flotek-DE Common Stock unless (i) the gain is effectively connected with conduct of a trade or business within the United States, (ii) the non-U.S. Shareholder is a non-resident alien individual, holds the Flotek-DE Common Stock as a capital asset, and is present in the United States for 183 or more days in the taxable year and other specific circumstances are present, (iv) the non-U.S. Shareholder is subject to tax pursuant to the provisions of the Code applicable to United States expatriates, or (v) the Company is or has been a "United States real property holding corporation" (a "USRPHC") for federal income tax purposes, as such term is defined by Section 897(c) of the Code, and the non-U.S. Shareholder owned directly or pursuant to attribution rules at any time during the five-year period ending on the date of disposition more than five percent of Flotek-DE Common Stock (assuming that the Flotek-DE Common Stock is regularly traded on an established securities market, within the meaning of Section 897(c)(3) of the Code). The Company believes that, as of the date of the Continuance, the Company will not be a USRPHC.

Estate Tax

      Flotek-DE Common Stock owned, or treated as such, by an individual may be includible in his or her gross estate for United States federal estate tax purposes and thus may be subject to United States federal estate tax, unless an applicable estate tax treaty provides otherwise.

Information Reporting and Backup Withholding

      The Company must report annually to the IRS and to each U.S. Shareholder and non-U.S. Shareholder the amount of dividends paid to such shareholder that year, and the tax withheld with respect to such dividends, if any. These information reporting requirements apply regardless of whether withholding tax was reduced by an applicable income tax treaty. Copies of these information returns reporting such dividends and withholding may be made available to the tax authorities in the country in which a non-U.S. Shareholder resides under the provisions of an applicable income tax treaty or other agreement with the tax authorities in that country. In general, information reporting requirements may apply to dividend distributions on Flotek-DE Common Stock, or the proceeds of a sale, exchange or redemption of Flotek-DE Common Stock. A 31% backup withholding tax may apply to such payments unless the holder (i) is a corporation or a non-U.S. Shareholder or comes within specific exempt categories and, when required, demonstrates its exemption or (b) provides a correct taxpayer identification number, certifies as to no loss of exemption from backup withholding and otherwise complies with applicable requirements of the backup withholding rules. A holder of Flotek-DE Common Stock that is required to provide its correct taxpayer identification number and fails to do so may be subject to penalties imposed by the IRS.

      United States backup withholding tax generally will not apply to dividends paid on Flotek-DE Common Stock that are subject to the 30% or reduced treaty rate of withholding previously discussed if the beneficial owner certifies its non-U.S. status under penalties of perjury (or, with respect to payments made after December 31, 2000, satisfies certain documentary evidence requirements for establishing that it is a non-U.S. holder) or otherwise establishes an exemption. Furthermore, under current law, dividends paid on Flotek-DE Common Stock to a non-U.S. Shareholder at an address outside the United States are generally exempt from backup withholding tax (but not from the 30% withholding tax, as discussed above).

      On October 14, 1997, the IRS issued final regulations (the "1997 Final Regulations") which affect the United States taxation of non-U.S. Shareholders. Under the 1997 Final Regulations, for dividends paid after December 31, 2000, a non-United States person must generally provide proper documentation indicating their tax status to a withholding agent in order to avoid backup withholding tax. However, dividends paid to exempt recipients (not including individuals) will not be subject to backup withholding even if such documentation is not provided if the withholding agent is allowed to rely on certain presumptions concerning the recipient's non-United States status (including payment to an address outside the United States).

      Payments of proceeds from the sale of Common Stock by a non-U.S. Shareholder made to or through a non-United States office of a broker generally will not be subject to information reporting or backup withholding. However, payments made to or through a non-United States office of a United States broker or a non-United States office of a non-United States broker that has certain specified connections with the United States, are generally subject to information reporting (but not backup withholding) unless the shareholder certifies its non-United States status under penalties of perjury or otherwise establishes its entitlement to an exemption. Payments of proceeds from the sale of Flotek-DE Common Stock by a non-U.S. Shareholder made to or through a United States office of a broker are generally subject to both information reporting and backup withholding at a rate of 31% unless the shareholder certifies its non-United States status under penalties of perjury or otherwise establishes its entitlement to an exemption.

      Any amounts withheld under the backup withholding rules from a payment to a holder will be allowed as a credit against such holder's United States federal income tax, provided that the required information is furnished to the IRS.

U.S. Federal Income Tax Consequences to the Company

      The following are the material United States federal income tax considerations arising from and relating to the Continuance that are applicable to the Company. As described in more detail in the preceding section, the Continuance should qualify as a "reorganization" within the meaning of Section 368(a) of the Code. This discussion is based upon United States laws, regulations, rulings and decisions currently in effect, all of which are subject to change, possibly with retroactive effect. No advance income tax ruling has been sought or obtained from the IRS regarding the tax consequences of any of the described transactions. Accordingly, the United States federal income tax consequences to the Company of the Continuance may differ from those described below.

      A domestication transaction, such as the Continuance, is generally treated for federal income tax purposes as a transfer by the Company of all of its assets and liabilities to a new domestic corporation (Flotek-DE), in exchange for all of the stock of Flotek-DE, followed by a distribution of such Flotek-DE Common Stock to the Company's shareholders. Generally, the Code provides non-recognition treatment to the Company in such a transaction if it otherwise meets the requirements of a reorganization. In certain circumstances occurring in an international reorganization, however, the operation of certain rules overrides the non-recognition treatment normally obtained in a reorganization. Such rules may cause the Company to recognize gain on the deemed transfer and/or distribution, as described below.

      The Company believes that, as of the date of the Continuance, Flotek-DE will not be a USRPHC and the Flotek-DE Common Stock will be treated as being traded on an established exchange. Therefore, the Flotek-DE Common Stock should not be a United States real property interest and the deemed transfer by the Company of all of its assets and liabilities to Flotek-DE should be treated as a nontaxable event for United States federal income tax purposes.

Securities Act Consequences

      The shares of Flotek-DE Common Stock to be issued in exchange for shares of Common Stock are not being registered under the 1933 Act. In that regard, Flotek-DE is relying on Section 3(a)(10) of the 1933 Act, which provides an exemption from registration for any security which is issued in exchange for one or more bona fide outstanding securities, where the terms and conditions of such issuance and exchange are approved, after a hearing upon the fairness of such terms and conditions by a court expressly authorized by law to grant such approval. Based on interpretations of this exemption by the Securities and Exchange Commission (the "Commission" or "SEC"), the Company believes that the approval of the Court of Queen's Bench of Alberta of the Domestication will satisfy the requirements of Section 3(a)(10).

      After the Domestication, Flotek-DE will be a publicly-held company, Flotek-DE Common Stock will be listed for trading on the Over the Counter Bulletin Board, and Flotek-DE will file periodic reports and other documents with the Commission and provide to its shareholders the same types of information that the Company has previously filed and provided. Shareholders whose Common Stock is freely tradable before the Domestication will have freely tradable shares of Flotek-DE Common Stock. Shareholders holding restricted shares of Common Stock will have shares of Flotek-DE Common Stock which are subject to the same restrictions on transfer as those to which their present shares of Common Stock are subject, and their stock certificates, if surrendered for replacement certificates representing shares of Flotek-DE Common Stock, will bear the same restrictive legend as appears on their present stock certificates. For purposes of computing compliance with the holding period requirement of Rule 144 under the 1933 Act, shareholders will be deemed to have acquired their shares of Flotek-DE Common Stock on the date they acquired their shares of Common Stock. In summary, Flotek-DE and its shareholders will be in the same respective positions under the U.S. federal securities laws after the Domestication as were the Company and the shareholders prior to the Domestication.

Abandonment

      Notwithstanding a favorable vote of the shareholders, the Company reserves the right by action of the Board of Directors to abandon the Domestication prior to effectiveness of the Domestication if the Board of Directors determines, in its absolute discretion, that such abandonment is in the best interests of the Company. The Board of Directors may decide to abandon the Domestication if it determines that the amount which would be payable to shareholders of the Company who have exercised their right to dissent and be paid the fair value of their shares exceeds the benefit to the Company which otherwise would result from the Domestication.

Vote Required for Approval

      The Arrangement Resolution must be approved by holders of at least two-thirds of the shares represented at the meeting and voting thereon (including the votes cast by the holders of the Preferred Stock on an as converted basis) and also by the holders of at least two-thirds of the outstanding shares of Preferred Stock voting separately as a class. Directors and executive officers of Flotek, who beneficially own 23.2% of the voting power of the stock of the Company and 33.3% of the Preferred Stock votes entitled to be cast at the Meeting, have indicated their intention to vote in favor of the Arrangement Resolution. Abstentions will not be treated as a vote for or against the Arrangement and will not affect the outcome of the proposal.

APPROVAL BY SHAREHOLDERS OF THE DOMESTICATION WILL ALSO CONSTITUTE APPROVAL OF THE FLOTEK-DE CERTIFICATE OF INCORPORATION AND THE FLOTEK-DE BYLAWS.

Recommendation of the Board of Directors

      The Company's Board of Directors unanimously recommends a vote "FOR" the Arrangement Resolution.

                             APPOINTMENT OF AUDITORS

      At the Meeting, management will seek shareholder approval of the Board's appointment of Weinstein Spira & Company, P.C. as the Company's independent auditors, to hold office until the next Annual Meeting of Shareholders, at such remuneration as may be fixed by the Board of Directors. Weinstein Spira & Company, P.C. was first appointed the Company's auditors in February 2000. Representatives of Weinstein Spira & Company, P.C. are expected to be present at the Meeting, with an opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

      The accounting firm of Grant Thornton LLP served as the Company's auditors until their resignation on or about January 26, 2000. Except for the fact that Grant Thornton LLP expressed in its opinion on the Company's audited financial statements for previous fiscal years doubts whether the Company would continue as a "going concern", there were no adverse opinions, disclaimers of opinion or modifications as to uncertainty, audit scope or accounting principles. Grant Thornton LLP resigned because it had established a policy that, beginning with quarters ending on or after September 30, 1999, a timely quarterly review of interim financial information in accordance with the Statement on Auditing Standard No. 71, Interim Financial Information, was required for all new and continuing SEC audit clients who filed quarterly reports under the Securities Exchange Act of 1934. Because the Company did not engage Grant Thornton LLP to conduct a review of its interim financial information to be included in the Company's Form 10-QSB for the quarter ended November 30, 1999, Grant Thornton LLP resigned. The resignation of Grant Thornton LLP was accepted by the Board of Directors at a Special Meeting held at the offices of the Company on February 8, 2000, and the auditing firm of Weinstein Spira & Company, P.C. was subsequently retained by the Company.

Vote Required for Approval

      The proposal to ratify the appointment of Weinstein Spira & Company, P.C. as the Company's independent auditors will be approved if it receives the affirmative vote of the holders of a majority of shares of Common Stock, represented in person or by proxy, and entitled to vote at the Meeting. Abstentions will not be treated as a vote for or against the proposal and will not affect the outcome of the proposal.

Recommendation of the Board of Directors

      The Company's Board of Directors unanimously recommends a vote "FOR" the resolution ratifying the appointment of Weinstein Spira & Company, P.C. as the Company's independent auditors.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      Management is unaware of any material interest, direct or indirect, of any director or officer of the Company or of any person who beneficially owns or exercises control or direction over shares carrying more than 10% of the voting rights attached to all shares of the Company, or any associate or affiliate of any such person, in the Domestication or the appointment of auditors that has materially affected or would materially affect the Company or any of its subsidiaries other than the fact that the Domestication will reduce the number of directors on the Board of Directors from six to four. The two resident Canadians now serving on the Board of Directors will not become directors of Flotek-DE.

Employment and Other Arrangements

      Mr. Dumas, the Chief Executive Officer of the Company and a director of the Company, became an employee of the Company on May 1, 2001. He is receiving a salary of US$8,000 per month.

      Pursuant to arrangements established in 1999, the Company continues to lease certain automobiles and equipment from corporations controlled by Mr. Dumas for an aggregate annual rental of approximately US$48,000. The Company owes a corporation controlled by Mr. Dumas US$120,839 pursuant to a loan made in 1999. This loan bears interest at the rate of 10%.

      The Company borrowed a total of US$70,000 from William R. Ziegler, a director of the Company, in August and December, 2000. No part of the principal of these loans have been repaid, which bear interest at the rate of 10%. The Company from time to time utilizes the services of Satterlee, Stephens, Burke & Burke, a law firm in which Mr. Zeigler is a partner. The current balance owed to this firm is US$26,944.05.

                   EXECUTIVE COMPENSATION AND RELATED MATTERS

      The following is provided pursuant to the requirements of the securities legislation of Alberta.

      The Company has one executive officer as defined in the relevant Alberta statutes, Mr. Dumas. Mr. Dumas received no cash compensation with respect to services rendered by him during the fiscal year ended February 28, 2001. Mr. Dumas became an employee of the Company on May 1, 2001, with a salary of US$8,000 per month. He has never received any other cash compensation.

      The following table describes the options to acquire the Common Stock of the Company granted by the Company to Mr. Dumas for the most recently completed fiscal year:

          Number of Shares        Date of Grant     Exercise Price
               250,000           April 11, 2001         US$.035
              5,000,000          April 11, 2001         US$.035

      The option to acquire 250,000 shares vested immediately. The option to acquire 5,000,000 shares vests as follows: (i) options to acquire 3,000,000 vested immediately, (ii) options to acquire 666,667 shares will vest on October 11, 2001, (iii) options to acquire 666,666 shares will vest on April 11, 2002, and (iv) options to acquire 666,666 shares will vest on October 11, 2002. Mr. Dumas has previously been granted options to acquire 4,000,000 shares of Common Stock in connection with his services for previous years.

      Mr. Dumas is covered under the Company's medical insurance and retirement plans in the same manner as the other employees of the Company.

      The contents and the sending of this Proxy Statement have been approved by the directors of the Company.

                                   CERTIFICATE

      The foregoing contains no untrue statement of a material fact and does not omit to state a material fact that is required to be stated or that is necessary to make a statement not misleading in light of the circumstances in which it was made.


                                    /s/ Jerry D. Dumas
                                    --------------------------------------------
                                    Jerry D. Dumas, Sr.
                                    President, Chief Executive Officer and Chief
                                    Financial Officer


                                    /s/ Rosalie Melia
                                    --------------------------------------------
                                    Rosalie Melia
                                    Corporate Secretary


September 26, 2001

                           APPENDIX A - INTERIM ORDER

                                                         Action No.

                    IN THE COURT OF QUEEN'S BENCH OF ALBERTA
                          JUDICIAL DISTRICT OF CALGARY

           IN THE MATTER OF section 186 of the Business Corporations Act, being chapter B-11 of the Statutes of Alberta, 1981, as amended.

           AND IN THE MATTER OF an Arrangement involving Flotek
           Industries Inc.

                                      ORDER

BEFORE THE HONOURABLE          )    WEDNESDAY, THE 5th DAY
MR. JUSTICE B.E.C. ROMAINE     )    OF SEPTEMBER, 2001


UPON THE APPLICATION of Flotek Industries Inc. ("Flotek") coming on for hearing at Calgary, Alberta, and on hearing Tom Mayson, appearing for Flotek, and upon reading the Affidavit of Jerry D.
Dumas, sworn August 28, 2001;

THIS COURT ORDERS that Flotek shall be at liberty to convene a meeting of its shareholders (the "Meeting") to be held on October 15, 2001 in Houston, Texas, U.S.A. or on such other date as the directors of Flotek may determine for the purpose of, among other things, considering and, if deemed advisable, approving, with or without modification, the Plan of Arrangement, which is attached as Appendix C to Exhibit "B" to the Affidavit of Jerry D. Dumas;

AND THIS COURT FURTHER ORDERS that, not less than 21 days before the date appointed for the Meeting, a notice convening the Meeting and enclosing a management proxy circular, a form of proxy and a letter of transmittal, each substantially in the form contained in Exhibit "B", to the Affidavit of Jerry D. Dumas, be sent by prepaid ordinary mail addressed to each of the shareholders of Flotek at their respective addresses appearing in the security register of Flotek;

AND THIS COURT FURTHER ORDERS that only the shareholders of Flotek recorded in the security register of Flotek at the close of business on the 15th day of September, 2001 (or such other date as may be fixed by the directors of Flotek in compliance with the provisions of the Business Corporations Act (Alberta) (the "ABCA") shall be entitled to receive notice of and to attend and vote at the Meeting and at any adjournment thereof, subject to the provisions of the ABCA;

AND THIS COURT FURTHER ORDERS that the quorum, manner of voting and procedures for the Meeting shall be determined by reference to the articles and by-laws of Flotek, subject to the ABCA;

AND THIS COURT FURTHER ORDERS that the Meeting may be adjourned from time to time and no further notice of such adjournment or the holding of any adjourned meeting or meetings need be given thereafter unless the period of adjournment is, in the aggregate, greater than 29 days;

AND THIS COURT FURTHER ORDERS that the form of documents substantially as set forth in Exhibit "B" to the Affidavit of Jerry D. Dumas, with such amendments as counsel may advise are necessary is hereby approved for use for the Meeting;

AND THIS COURT FURTHER ORDERS that the Court shall consider the fairness of the terms and conditions of the Arrangement, as provided for in the Plan of Arrangement, and the rights and interests of every person affected thereby;

AND THIS COURT FURTHER ORDERS that the Arrangement shall be deemed to be approved by the shareholders of Flotek if it is approved by two-thirds of the votes of those holders of shares of all shares of stock who vote either in person or by proxy at the Meeting and by two-thirds of the votes of those holders of shares of Series A Convertible Preferred Stock;

AND THIS COURT FURTHER ORDERS that if the Arrangement is approved by the shareholders of Flotek at the Meeting, Flotek shall be at liberty to apply to this Court on Wednesday, the 17th day of October, 2001 or on such other date as the directors of Flotek may determine for a final Order approving the Arrangement;

AND THIS COURT FURTHER ORDERS that Flotek shall be at liberty to give notice of the application for a final Order to its shareholders by sending to them, together with the notice convening the Meeting as aforesaid described, a notice which is entitled "Notice of Application for Final Order" which is substantially in the form of Appendix B to Exhibit "B" to the Affidavit of Jerry D. Dumas;

AND THIS COURT FURTHER ORDERS that the shareholders of Flotek shall have a right to dissent in respect of the resolution approving the Arrangement in the manner set out in section 184 of the ABCA;

AND THIS COURT FURTHER ORDERS that any Shareholder of Flotek or any other interested party desiring to support or oppose the Petition may appear at the time of the hearing on the application for the approval of the Arrangement in person or by counsel appointed for that purpose, provided that such Shareholer or other interest party files with this Court and serves upon counsel for Flotek a Notice of Intention to Appear, together with any evidence or materials which are to be presented to the Court, setting out the address for service in respect of such Shareholder or other interested party and indicating whether such Shareholder or other interested party intends to support or oppose the application or make submissions. Service of such Notice of Intention to Appear to be effected by delivery at the address et forth below:


                           Fraser Milner Casgrain, LLP
                             Barristers & Solicitors
                         30th Floor, Fifth Avenue Place
                              237 - 4th Avenue S.W.
                                Calgary, Alberta
                                     T2P 4X7
                            Attention: Tom F. Mayson
                           Counsel for the Petitioner

AND THIS COURT FURTHER ORDERS that the Executive Director of the Alberta Securities Commission shall be served with a copy of the Petition, the Affidavit of Jerry D. Dumas and this Order and the Executive Director of the Alberta-Securities Commission (the "Director") shall be entitled to appear and be heard in person or by counsel at the hearing held for a final Order approving the Arrangement which shall be held on Wednesday, the 17th day of October, 2001 or on such other date as the directors of Flotek may determine.

AND THIS COURT FURTHER ORDERS that in the event that the application for approval of the Arrangement is adjourned only those persons who have filed and served a Notice of Intention to Appear shall be served with notice of the adjournment date.

AND THIS COURT FURTHER ORDERS that service of the Petition and Affidavit upon the Director is deemed good and sufficient.

AND THIS COURT FURTHER ORDERS that Flotek shall be entitled at any time to seek leave to vary this Order.



                                    -------------------------------
                                    J.C.Q.B.A

Entered the 6th day of September, 2001.



------------------------------
Clerk of the Court of Queens
Bench of Alberta

                                         Action No.

                                         --------------------------------------
                                            IN THE COURT OF QUEEN'S BENCH OF
                                                        ALBERTA
                                              JUDICIAL DISTRICT OF CALGARY
                                         --------------------------------------

                                            BETWEEN:


                                         IN THE MATTER OF section 186 of the
                                         Business Corporations Act, being
                                         chapter B-1f1 of the Statutes of
                                         Alberta, 1981, as amended.


                                         AND IN THE MATTER OF an Arrangement
                                         involving Flotek Industries Inc.



                                         --------------------------------------
                                                          ORDER
                                         --------------------------------------



                                              FRASER MILNER CASGRAIN, LLP
                                               Barristers and Solicitors 30th
                                           Floor, 237 - 4th Avenue S.W.
                                                    Calgary, Alberta
                                                         T2P 4X7
                                         --------------------------------------
                                                Solicitor: Tom F. Mayson
                                                 Telephone: (403) -6844
                                               Facsimile: (403) 268-3100
                                                         File:

               APPENDIX B - NOTICE OF APPLICATION FOR FINAL ORDER

                                                         Action No.

           IN THE MATTER OF section 186 of the Business Corporations Act, being chapter B-11 of the Statutes of Alberta, 1981, as amended.

           AND IN THE MATTER OF an Arrangement involving Flotek Industries Inc.


                      NOTICE OF APPLICATION FOR FINAL ORDER

TO: ALL SHAREHOLDERS OF FLOTEK INDUSTRIES INC.

NOTICE IS HEREBY GIVEN that a Petition has been filed by Flotek Industries Inc. ("Flotek") for approval of an arrangement (the "Arrangement") pursuant to section 186 of the Business Corporations Act (Alberta) (the "Act") involving Flotek and its shareholders.

AND NOTICE IS FURTHER GIVEN that the Court, by an interim order dated September 5, 2001 (the "Interim Order"), has given directions as to the calling of a meeting of the shareholders of Flotek for the purpose of considering and voting upon the Arrangement and matters relating thereto.

AND NOTICE IS FURTHER GIVEN that, further to the Interim Order, if the Arrangement is approved by the requisite vote of the shareholders of Flotek, Flotek will seek a final order (the "Final Order") approving the Arrangement at a hearing to be held before a Justice of the Court of Queen's Bench of Alberta at the Court House, 611 - 4th Street S.W., in the City of Calgary, in the Province of Alberta, on October 17, 2001 (Calgary time), or so soon thereafter as counsel may be heard.

At the hearing of the Petition, Flotek intends to seek:

      (a)  an  order   approving   the   Arrangement   pursuant  to  the
           provisions of section 186 of the Act; and

      (b) such other and further orders, declarations and directions as the Court may deem just.

AND NOTICE IS FURTHER GIVEN that the Interim Order provides that this Notice of Application shall advise and it hereby does advise that on the final hearing on this Petition the Court will hear and consider written or oral testimony from any person entitled to vote on the Arrangement (or any person who will become a shareholder of Flotek prior to the final hearing on this Petition) desiring to be present personally or through counsel, and will make a specific determination as to the fairness of the Arrangement and the terms and conditions of the issuance of securities thereunder in connection with making the Final Order.

AND NOTICE IS FURTHER GIVEN that the order of the Court approving the Arrangement, if granted, will constitute the basis for an exemption from the registration requirements under the United States Securities Act of 1933, amended, with respect to the securities which may be issued in exchange for the shares of Flotek pursuant to the Arrangement.

Any shareholder of Flotek desiring to support or oppose the making of a Final Order on the said application may be heard at the hearing of the application by filing and delivering an Appearance as set forth below and any affidavit material upon which the shareholder may wish to rely.

IF YOU WISH TO BE HEARD AT THE HEARING OF THE APPLICATION OF THE PETITIONER OR WISH TO BE NOTIFIED OF ANY FURTHER PROCEEDINGS, YOU MUST GIVE NOTICE OF YOUR INTENTION by filing a form entitled "Appearance" at the Registry of the Court of Queen's Bench of Alberta (the "Registry") prior to the date of hearing and YOU MUST ALSO DELIVER a copy of the Appearance to the Petitioner's address for delivery, which is set out below.

YOU OR YOUR SOLICITOR may file the Appearance. You may obtain a form of Appearance at the Registry. If you wish to file an affidavit it must be sworn to before an officer commissioned to take oaths and must be filed with the Court prior to the date set forth for the hearing. A properly completed form of Appearance must accompany or precede any such affidavit.

The address of the Registry is: The Court of Queen's Bench of Alberta, the Court House, 611 - 4th Street S.W., Calgary, Alberta, T2P 1T5.

If you do not file and deliver an Appearance as aforesaid and attend either in person or by counsel at the time of such hearing, the Court may approve the Arrangement, as presented, or may approve it subject to such terms and conditions as the Court shall deem fit. IF YOU DO NOT FILE AN APPEARANCE, you will not be permitted to present written or oral testimony, and any action in the proceedings may be taken without further notice to you. If the Arrangement is approved, it will significantly affect the legal rights of the shareholders of Flotek.

A copy of the Petition and other documents in the proceedings will be furnished to any shareholder of Flotek upon request in writing addressed to the solicitors for the Petitioner at its address for delivery set out below.

Flotek's address for delivery is c/o Fraser Milner Casgrain LLP, 30th Floor, 237 - 4th Avenue S.W., Calgary, Alberta, T2P 4X7, Attention: Tom Mayson.

DATED at the City of Calgary, in the Province of Alberta, this __ day of September, 2001.


(signed) Tom Mayson
-----------------------------------
Fraser Milner Casgrain LLP
Solicitors for the Petitioner

                        APPENDIX C - PLAN OF ARRANGEMENT

                               PLAN OF ARRANGEMENT

          UNDER SECTION 186 OF THE BUSINESS CORPORATIONS ACT (ALBERTA)
                                   ARTICLE 1
                         DEFINITIONS AND INTERPRETATION
                         ------------------------------

1.1   Definitions


In this Plan of Arrangement, unless there is something in the subject matter or context inconsistent with such meaning, the following capitalized words and terms will have following meanings:

"ABCA" means the Business Corporations Act (Alberta), as amended from time to time;

"Alberta Registrar" means the Registrar of Corporations appointed pursuant to the ABCA;

"Arrangement" means the arrangement proposed pursuant to section 186 of the ABCA, as contemplated by this Plan of Arrangement;

"Business Day" means a day which is not a Saturday, Sunday or statutory holiday in Calgary, Alberta or Houston, Texas;

"Common Stock" means the shares of Common Stock of Flotek, as the same exist before the Plan of Arrangement takes effect;

"Court" means the Court of Queen's Bench of Alberta;

"Delaware Act" means the general corporate law of the State of Delaware;

"Delaware Certificate" means the certified copy of the certificate of domestication and the certified copy of the certificate of incorporation issued by the Secretary of State for the State of Delaware after filing of same by Flotek;

"Dissenting Shareholders" means those shareholders of Flotek who have given a notice of dissent under section 5.1 of this Plan of Arrangement and who have not withdrawn that notice of dissent in accordance with section 184 of the ABCA;

"Dissenting Shares" means those shares in the capital of Flotek held by a Dissenting Shareholder which are the subject of a Dissenting Shareholder's notice of dissent under section 5.1 of this Plan of Arrangement;

"Effective Date" means the date of issuance of the Delaware Certificate, giving effect to the Arrangement;

"Effective Time" means 11:59 p.m. (E.S.T.) on the Effective Date;

"Final Order" means the final order of the Court approving the Arrangement;

"Flotek" means Flotek Industries Inc.;

"Flotek-DE Common Stock" means the shares of Common Stock that Flotek will be authorized to issue once continued under the Delaware Act;

"Flotek-DE Preferred Stock" means the shares of preferred stock that Flotek will be authorized to issue once continued under the Delaware Act;

"Letter of Transmittal" means the letter of transmittal in the form sent out to the shareholders of Flotek in connection with the Arrangement;

"Meeting" means the meeting of Flotek shareholders at which the special resolution approving the Arrangement will be considered;

"Options" means the options to purchase shares of Common Stock outstanding as of the date of the Arrangement;

"Plan of Arrangement" means this Plan of Arrangement as supplemented or amended from time to time and any amendments thereto;

"Preferred Stock" means shares of Series A Convertible Preferred Stock, as the same exist before the Plan of Arrangement takes effect;

"Transfer Agent" means American Stock Transfer and Trust Company; and

"Warrants" means the warrants to purchase shares of Common Stock outstanding as of the date of the Arrangement.

1.2   Headings

The division of this Plan of Arrangement into articles, sections, subsections, paragraphs and subparagraphs and the insertion of headings are for convenience of reference only and will not affect the interpretation or construction of the provisions of this Plan of Arrangement.

1.3   Number and Gender

Unless the context of this Plan of Arrangement otherwise requires, to the extent necessary so that each clause will be given the most reasonable interpretation, the singular number will include the plural and vice versa, words importing the masculine gender will include the feminine and neuter genders and vice versa, and words importing persons will include firms and corporations and vice versa.

1.4   Date for any Action

In the event that any day on which any action is required to be taken under this Plan of Arrangement by Flotek is not a Business Day, such action will be required to be taken on the next day which is a Business Day.

1.5   Governing Law

This Plan of Arrangement will be governed by and construed in accordance with the laws of Alberta and the laws of Canada applicable therein.

                                   ARTICLE 2
                                 THE ARRANGEMENT
                                 ---------------

2.1   Arrangement


Pursuant to section 186 of the ABCA, the board of directors of Flotek is authorized to apply to the Alberta Registrar for authorization to continue under the Delaware Act and to file a certificate of domestication and a certificate of incorporation with the Secretary of State of the State of Delaware, when the board of directors determines that such continuance is in the best interests of Flotek, without the necessity for any further approval or authorization on the part of the shareholders of Flotek. Such continuance shall be effected on the following terms:

      (a) the certificate of domestication, certificate of incorporation and the by-laws of the continued corporation shall be in the form approved by the board of directors of Flotek;

      (b) the officers and directors of Flotek immediately prior to the continuance shall be the officers and directors of the continued corporation, except that Messrs. Evans and Aitken shall be removed as directors of the continued corporation and the number of directors shall be reduced from six to four;

      (c) the authorized capital of the continued corporation shall be 20,000,000 shares of Flotek-DE Common Stock and 100,00 shares of Flotek-DE Preferred Stock, each with a par value of US$0.0001 per share;

      (d) each 120 issued and outstanding shares of Common Stock shall be converted into and exchanged for one share of Flotek-DE Common Stock;

      (e) each issued and outstanding share of Preferred Stock shall be converted into and exchanged for one share of Flotek-DE Preferred Stock;

      (f) each outstanding Warrant and Option shall be converted to a warrant or option, as the case may be, to purchase an equal number shares of Flotek-DE Common Stock (after giving effect to the reverse stock split referred to in paragraph (d) above) on the same terms and conditions as are contained in the outstanding Warrant or Option, as the case may be; and

     (g) each record holder of shares of Common Stock whose aggregate number of shares held in one name and one account is less than 120 shall be immediately cancelled instead of a fractional new share being issued. The holder who otherwise would be entitled to receive such fractional share shall instead only be entitled to receive a cash payment in an amount equal to the "Average Closing Price" per (pre-reverse split) share upon proper surrender of the holder's certificate or certificates. The term "Average Closing Price" shall mean the average of the closing-sale prices of the Common Stock of the Company as reported for transactions in the over counter market for the five trading days immediately preceding the date the Arrangement is approved by the shareholders of the Company or, if such quotations are not available, the fair market value determined by the Board.

                                   ARTICLE 3
                               SHARE CERTIFICATES
                               ------------------

3.1   Share Certificates

Flotek shall, as soon as practicable following the later of the Effective Date and the date of deposit with the Transfer Agent, at its office at 40 Wall Street, New York, New York, 10005, of a duly completed letter of transmittal (the "Letter of Transmittal") accompanied by the certificates representing such shares of Common Stock, shares of Preferred Stock or other documentation as provided in the Letter of Transmittal, cause the Transfer Agent either:

      (a) to forward by first class mail to the holder at the address specified in the Letter of Transmittal;

      (b) if requested by the holder in the Letter of Transmittal, to make available at the office of the Transfer Agent for pick-up by the holder; or

      (c) if the Letter of Transmittal neither specifies an address nor contains a request as described above, to forward to the holder at the address of such holder as shown on the share register maintained by Flotek, certificates representing the number of shares of Flotek-DE Common Stock or Flotek-DE Preferred Stock issuable in exchange for the shares of Common Stock or Preferred Stock.

3.2   Illegality of Delivery of Flotek-DE Common Stock

Notwithstanding the foregoing, if it appears to Flotek that it would be contrary to applicable law to issue the Flotek-DE Common Stock pursuant to the Arrangement to a person that is not resident of Canada, the Flotek-DE Common Stock that otherwise would be issued to that person will be issued and delivered to the Transfer Agent for sale by the Transfer Agent on behalf of that person. The Flotek-DE Common Stock delivered to the Transfer Agent will be pooled and sold as soon as practicable after the Effective Date, on such dates and at such prices as the Transfer Agent determines in its sole discretion. The Transfer Agent shall not be obligated to seek or obtain a minimum price for any of the Flotek-DE Common Stock sold by it. Each such person will receive a pro rata share of the cash proceeds from the sale of the Flotek-DE Common Stock sold by the Transfer Agent, less commissions, other reasonable expenses incurred in connection with the sale of Flotek-DE Common Stock and any amount withheld in respect of Canadian taxes, in lieu of the Flotek-DE Common Stock. Neither Flotek nor the Transfer Agent will be liable for any loss arising out of any such sales.

3.3 Illegality of Delivery of Flotek-DE Preferred Stock

Notwithstanding the foregoing, if it appears to Flotek that it would be contrary to applicable law to issue the Flotek-DE Preferred Stock pursuant to the Arrangement to a person that is not resident of Canada, the Flotek-DE Preferred Stock that otherwise would be issued to that person will be issued and delivered to the Transfer Agent for sale by the Transfer Agent on behalf of that person. The Flotek-DE Preferred Stock delivered to the Transfer Agent will be pooled and sold as soon as practicable after the Effective Date, on such dates and at such prices as the Transfer Agent determines in its sole discretion. The Transfer Agent shall not be obligated to seek or obtain a minimum price for any of the Flotek-DE Preferred Stock sold by it. Each such person will receive a pro rata share of the cash proceeds from the sale of the Flotek-DE Preferred Stock sold by the Transfer Agent, less commissions, other reasonable expenses incurred in connection with the sale of Flotek-DE Preferred Stock and any amount withheld in respect of Canadian taxes, in lieu of the Flotek-DE Preferred Stock. Neither Flotek nor the Transfer Agent will be liable for any loss arising out of any such sales.

                                   ARTICLE 4
                              EFFECT OF ARRANGEMENT
                              ---------------------

4.1   Final Order

This Plan of Arrangement shall be binding on Flotek and all of its shareholders upon the issuance of the Delaware Certificate. The Final Order shall be filed with the Alberta Registrar with the purpose and intent that none of the provisions of this Plan of Arrangement shall become effective until the issuance of the Delaware Certificate.

4.2   Modification

Flotek, by its board of directors, may consent to any modification of, or addition to, this Plan of Arrangement or to any condition which the Court may think fit to approve or impose, if the Court and Flotek determine that such modification or addition would not be prejudicial to the interests of the Flotek shareholders under this Plan of Arrangement.

                                   ARTICLE 5
                                RIGHT OF DISSENT
                                ----------------

5.1   Rights of Dissent

Holders of shares of Common Shares or Preferred Stock may exercise rights of dissent pursuant to and in the manner set forth in section 184 of the ABCA, the Interim Order and this section in connection with the Arrangement, and holders who duly exercise such rights of dissent and who:

      (a)  are ultimately entitled to receive payment for their shares under section 184 of the ABCA shall be deemed to have transferred their shares to Flotek for cancellation on the Effective Date and shall receive the payment for each such share held by such holder; or

      (b) are ultimately not entitled to receive payment, for any reason, for their shares under section 184 of the ABCA shall be deemed to have exchanged their shares of Common Stock or Preferred Stock for shares of Flotek-DE Common Stock or Flotek-DE Preferred Stock, as the case may be, on the Effective Date in accordance with section 2.1 of this Plan of Arrangement.

                       APPENDIX D - ARRANGEMENT RESOLUTION

                     SPECIAL RESOLUTION OF THE SHAREHOLDERS
                                       OF
                             FLOTEK INDUSTRIES INC.
                                 (the "Company")

ARRANGEMENT
-----------

BE IT RESOLVED AS A SPECIAL RESOLUTION THAT:

1. the plan of arrangement (the "Arrangement") pursuant to section 186 of the Business Corporations Act (Alberta) (the "ABCA"), as set forth in Appendix C to the proxy statement of the Company accompanying the notice of meeting dated September 26, 2001, is hereby authorized, ratified and confirmed;

2. notwithstanding that this resolution has been approved by shareholders of the Company or that the Arrangement has been approved by the Court of Queen's Bench of Alberta, the directors of the Company are hereby authorized and empowered, in their sole discretion, at any time prior to the issuance of a certificate of domestication and certificate of incorporation for the Company by the Secretary of State of the State of Delaware pursuant to the Delaware General Corporation Law, to revoke this resolution and to determine not to proceed with the continuance contemplated in the Arrangement;

3. any director or officer of the Company is hereby authorized to execute and deliver and file all such documents and to do all such other acts as such director or officer may determine to be necessary or advisable in connection with the Arrangement, the execution of any such document or the taking of any such other action by any director or officer of the Company being conclusive evidence of such determination.

                    APPENDIX E - CERTIFICATE OF INCORPORATION


                          CERTIFICATE OF INCORPORATION
                                       OF
                             FLOTEK INDUSTRIES INC.


      FIRST:    The name of the  corporation is "Flotek  Industries Inc."

      SECOND: The address of its registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street in the City of Wilmington, County of New Castle. The name of its registered agent at such address is The Corporation Trust Company.

      THIRD: The nature of the business or purposes to be conducted or promoted by the corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware (the "DGCL").

      FOURTH: The aggregate number of shares which the corporation shall have authority to issue is 20,100,000, consisting of 20,000,000 shares of Common Stock, par value of $.0001 per share, and 100,000 shares of Preferred Stock, par value of $.0001 per share.

      (A)  Common Stock.
           ------------

      1. The holders of Common Stock will be entitled to one vote per share on all matters to be voted on by the corporation's stockholders.

      2. In the event of any liquidation, dissolution or winding up of the corporation, whether voluntary or involuntary, the holders of Common Stock shall be entitled to share, ratably according to the number of shares of Common Stock held by them, in the remaining assets of the Corporation available for distribution to its stockholders.

      (B) Preferred Stock. 2,089.075 shares of the Preferred Stock shall be designated Series A Convertible Stock, and shall have the designations, preferences, and rights described on Exhibit A attached hereto. The Board of Directors is authorized, subject to limitations prescribed by law and the provisions of this Article FOURTH, to provide for the issuance of the remaining shares of Preferred Stock in series, and by filing a certificate pursuant to the applicable law of the State of Delaware, to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers, preferences and rights of the shares of each such series and the qualifications, limitations or restrictions thereof. The authority of the Board with respect to each such series shall include, but not be limited to, determination of the following:

      1. The number of shares constituting that series and the distinctive designation of that series;

      2. The dividend rate on the shares of that series, whether dividends shall be cumulative, and, if so, from which date or dates, and the relative rights of priority, if any, of payment of dividends on shares of that series;

      3. Whether that series shall have voting rights, and, if so, the terms of such voting rights;

      4. Whether that series shall have conversion privileges, and, if so, the terms and conditions of such conversion, including provision for adjustment of the conversion rate in such events as the Board of Directors shall determine;

      5. Whether or not the shares of that series shall be redeemable and, if so, the terms and conditions of such redemption, including the date or dates upon or after which they shall be redeemable, the amount per share payable in case of redemption, which amount may vary under different conditions and at different redemption dates;

      6. Whether that series shall have a sinking fund for the redemption or purchase of shares of that series, and, if so, the terms and amount of such sinking fund;

      7. The rights of the shares of that series in the event of voluntary or involuntary liquidation, dissolution or winding up of the corporation, and the relative rights or priority, if any, of payment of shares of that series; and/or

      8. Any other relative rights, preferences and limitations of that series.

      FIFTH: The Corporation, acting through its Board of Directors, may create and issue, whether or not in connection with the issue and sale of any shares of stock or other securities of the Corporation, rights or options entitling the holders thereof to purchase from the Corporation any shares of its capital stock of any class or classes, such rights or options to be evidenced by or in such instrument or instruments as shall be approved by the Board of Directors. The terms upon which, including the time or times, which may be limited or unlimited in duration, at or within which, and the price or prices at which any such shares may be purchased from the corporation upon the exercise of any such right or option, shall be such as shall be stated in a resolution adopted by the Board of Directors providing for the creation and issue of such rights or options, and, in every case, shall be set forth or incorporated by reference in the instrument or instruments evidencing such rights or options. Without limiting the generality of the foregoing, the authority to adopt and maintain a shareholders' rights plan, and to establish the terms and conditions thereof, including the terms and circumstances under which the rights are to be redeemed, shall be reserved exclusively to the Board of Directors of the Corporation.

      SIXTH: The name of the incorporator of the corporation is Casey W. Doherty and his mailing address is 1717 St. James Place, Suite 520, Houston, Texas 77056.

      SEVENTH: The name and mailing address of the directors of the corporation, who shall serve until the first annual meeting of stockholders or until their successor are elected and qualified, are as follows:

                     Jerry Dumas
                     7030 Empire Cental Drive
                     Houston, Texas 77040

                     William Ziegler
                     230 Park Avenue, 11th Floor
                     New York, NY 10169

                     Gary M. Pittman
                     8110 Georgetown Pike
                     McLean, Virginia 22102

                     John Chisholm
                     1160 Dairy Ashford
                     Suite 125
                     Houston, Texas 77079

The number of directors of the corporation shall be as specified in, or determined in the manner provided in, the bylaws of the corporation. Election of directors need not be by written ballot.

      EIGHTH: In furtherance of, and not in limitation of, the powers conferred by statute, the Board of Directors is expressly authorized to adopt, amend or repeal the bylaws of the corporation.

      NINTH: (1) A director of the corporation shall not be liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director to the fullest extent permitted by the laws of the State of Delaware ("Delaware Law").

      (2)(a) Each person (and the heirs, executors or administrators of such person) who was or is a party or is threatened to be made a party to, or is involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that such person is or was a director of the corporation or is or was serving at the request of the Corporation as a director of another corporation, partnership, joint venture, trust or other enterprise, shall be indemnified and held harmless by the corporation to the fullest extent permitted by Delaware Law. The right to indemnification conferred in this ARTICLE NINTH shall also include the right to be paid by the Corporation the expenses incurred in connection with any such proceeding in advance of its final disposition to the fullest extent authorized by Delaware Law. The right to indemnification conferred in this ARTICLE NINTH shall be a contract right.

      (b) The corporation may, by action of its Board of Directors, provide indemnification to such of the officers, employees and agents of the corporation to such extent and to such effect as the Board of Directors shall determine to be appropriate and authorized by Delaware Law.

         (3) The corporation shall have power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss incurred by such person in any such capacity or arising out of his status as such, whether or not the corporation would have the power to indemnify him or her against such liability under Delaware Law.

         (4) The rights and authority conferred in this ARTICLE NINTH shall not be exclusive of any other right which any person may otherwise have or hereafter acquire.

         (5) Neither the amendment nor repeal of this ARTICLE NINTH, nor the adoption of any provision of this Certificate of Incorporation or the bylaws of the corporation, nor, to the fullest extent permitted by Delaware Law, any modification of law, shall eliminate or reduce the effect of this ARTICLE NINTH in respect of any acts or omissions occurring prior to such amendment, repeal, adoption or modification.

      TENTH: The corporation shall have the right, subject to any express provisions or restrictions contained in the certificate of incorporation or bylaws of the corporation, from time to time, to amend the certificate of incorporation or any provision thereof in any manner now or hereafter provided by law, and all rights and powers of any kind conferred upon a director or stockholder of the corporation by the certificate of incorporation or any amendment thereof are subject to such right of the corporation.

      ELEVENTH: Except upon the affirmative vote of shareholders holding all the issued and outstanding shares of Common Stock, no amendment to this Certificate of Incorporation may be adopted by the Corporation which would impose personal liability for the debts of the Corporation on the shareholders of the Corporation or which would amend, alter or repeal or adopt any provision inconsistent with this Article ELEVENTH.

      TWELVTH: The provisions of Section 203 Title 8 of the Delaware Statutes
(2000), as amended, specifically shall apply to the Corporation from and after the filing of this Certificate of Incorporation with the Division of Corporations in the Department of State of Delaware.

      THIRTEENTH: Any action which is required or which may be taken at any annual or special meeting of the shareholders may be taken without a meeting, without prior notice, and without a vote, only if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of all the outstanding capital stock of the Corporation entitled to vote on such action.

      I, the undersigned, being the incorporator hereinbefore named, for the purpose of forming a corporation pursuant to the General Corporation Law of the State of Delaware, do hereby make this certificate, declaring that this is my act and deed and that the facts herein stated are true, and accordingly have hereunto set my hand this __day of ____, 2001.



                                     ---------------------------------------
                                     CASEY W. DOHERTY

                                   Exhibit "A"

                            DESIGNATIONS, PREFERENCES
                       AND RIGHTS OF SERIES A CONVERTIBLE
                                 PREFERRED STOCK

                                       OF

                         FLOTEK INDUSTRIES DELAWARE INC.


          1. Dividends. The holders of the then outstanding Series A Convertible Preferred Stock shall be entitled to receive, out of funds legally available therefor, cumulative dividends at the annual rate of ten percent (10%) of the Liquidation Preference, except as otherwise stated herein. Such cumulative dividends shall accrue from April 30, 2000, notwithstanding a later date of original issuance. Dividends shall be payable on the Series A Convertible Preferred Stock then outstanding in cash (i) quarterly on the fifteenth day of March, June, September, and December of each year (each, a "Dividend Payment Date"), whether or not earned or declared by the Board of Directors, or (ii) at the time of conversion, redemption, or exchange (as provided herein) of the Series A Convertible Preferred Stock on which the dividend is to be paid, whichever is sooner, in preference to and in priority over dividends upon the common stock or any other class or series of preferred stock of the Corporation (collectively, the "Junior Stock"). Except as otherwise specified herein, accrued and unpaid dividends shall compound quarterly at a rate of ten percent (10%) per annum from the preceding Dividend Payment Date until paid in full in cash. No dividends shall be paid on any share of Common Stock unless a dividend is paid with respect to all outstanding shares of Series A Convertible Preferred Stock in an amount for each such share of Series A Convertible Preferred Stock equal to or greater than the aggregate amount of such dividends for all shares of Common Stock into which each such share of Series A Convertible Preferred Stock could then be converted. Without limiting the generality of the immediately-preceding sentence, during any period when the corporation has failed to pay the full amount of the dividends on the Series A Convertible Preferred Stock for any preceding quarterly period and until all such accrued and unpaid dividends are paid in full, the corporation shall not: (i) declare or pay dividends, or make any other distributions, on any shares of Junior Stock, other than dividends or distributions payable in Junior Stock, or (ii) redeem, purchase or otherwise acquire for consideration any shares of Junior Stock, other than redemptions, purchases or other acquisitions of Junior Stock in exchange for any shares of Junior Stock. As used herein, "accrued dividends" and "accrued and unpaid dividends" shall mean accrued dividends, including, without limitation, the amount compounded thereon. Accumulated but unpaid dividends may be declared by the Board of Directors and paid on any date fixed by the Board of Directors to holders of record on the books of the Corporation on such record date as may be fixed by the Board of Directors. Dividends on Series A Convertible Preferred Stock shall be paid in the chronological order in which they accrue.

          2. Conversion. The holders of the Series A Convertible Preferred Stock shall have the following conversion rights:

           (a) SHAREHOLDERS' RIGHT OF CONVERSION. Subject to and upon compliance with the provisions of this paragraph 2, any holder of shares of Series A Convertible Preferred Stock shall have the right, at his option, at any time after the issue date thereof (except that if any such share has been properly called for redemption pursuant to Section 7 hereof, then, as to such share, such right shall terminate at the close of business on the date immediately prior to the date fixed for its redemption, unless the corporation defaults in its obligation to provide sufficient funds for the redemption of such share), to convert each such share into the number of fully paid and non-assessable shares of Common Stock (as defined herein), determined by dividing the Liquidation Preference for such share by US$____ (the "Conversion Price"), and by surrender of shares of Series A Convertible Preferred Stock so to be converted, such surrender to be made in the manner provided in subsection (c) of this paragraph 2. The formula for determining the number of shares into which the Series A Convertible Preferred Stock is convertible is referred to herein as the "Conversion Ratio".

           The term "Common Stock" shall mean the Common Stock, $.0001 par value, of the corporation as the same exists at the date of this resolution or as such stock may be constituted from time to time, except that for the purposes of subsection (d) of this paragraph 2 the term "Common Stock" shall also mean and include stock of the Corporation of any class (other than Series A Convertible Preferred Stock), whether now or hereafter authorized, which shall have the right to participate in the distribution of either earnings or assets of the corporation without limit as to amount or percentage.

           (b) EXERCISE OF CONVERSION RIGHT. In order to exercise the conversion privilege, the holder of each share of Series A Convertible Preferred Stock to be converted shall deliver written notice of election to convert (a "Notice of Election to Convert") which specifies the names and addresses of the persons to whom the Common Stock is to be issued, and the number (in whole shares) of shares of Series A Convertible Preferred Stock to be converted and the certificate number(s) therefor and which is duly executed by or on behalf of such holder, and shall surrender the certificate representing such share at the office of the conversion agent for the Series A Convertible Preferred Stock appointed for such purpose by the corporation. Unless the certificate for shares issuable on conversion is to be issued in the same name as the name in which the certificate for shares of Series A Convertible Preferred Stock is registered, each share surrendered for conversion shall be accompanied by instruments of transfer, in form reasonably satisfactory to the corporation, duly executed by the holder or his duly authorized attorney and an amount sufficient to pay any transfer or similar tax. As promptly as practicable after the surrender of the certificates for shares of Series A Convertible Preferred Stock as aforesaid, the corporation shall issue and shall deliver at such office to such holder, or on his written order to such other person as such holder may designate (including without limitation to a broker or other person acting as agent for such holder or his transferee), a certificate or certificates for the number of full shares of Common Stock issuable upon the conversion of such shares in accordance with the provisions of this paragraph 2. Any fractional interest in respect of a share of Common Stock arising upon such conversion shall be settled as provided in subsection (c) of this paragraph 2. In the event that a holder desires to effect a sale pursuant to Rule 144 under the Securities Act of the shares of Common Stock underlying shares of Series
      A Convertible Preferred Stock that he holds, the corporation agrees to use its best efforts to facilitate conversion of such holder's shares of Series A Convertible Preferred Stock into the shares of Common Stock to be so sold at the earliest possible time.

           Each conversion shall be deemed to have been effected immediately prior to the close of business on the date on which the certificates for shares of Series A Convertible Preferred Stock shall have been surrendered and such notice received by the Corporation as aforesaid, and the person or persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become the holder or holders of record of the shares represented thereby at such time on such date, unless the stock transfer books of the corporation shall be closed on that date, in which event such person or persons shall be deemed to have become such holder or holders of record at the close of business on the next succeeding day on which such stock transfer books are open. All shares of Common Stock delivered upon conversions of the Series A Convertible Preferred Stock will upon delivery be duly and validly issued and fully paid and non-assessable, free of all liens and charges (other than restrictions on transfer arising under federal and state securities laws), not subject to any preemptive rights.

           (c) CASH PAYMENT FOR FRACTIONAL SHARES. No fractional shares or scrip representing fractions of shares of Common Stock shall be issued upon conversion of the Series A Convertible Preferred Stock. Instead of any fractional interest in a share of Common Stock which would otherwise be deliverable upon the conversion of a share of Series A Convertible Preferred Stock, the Corporation shall pay to the holder of such share an amount in cash (computed to the nearest cent) equal to the current market price (as determined in a reasonable manner prescribed by the Board of Directors in its discretion) thereof at the close of business on the business day next preceding the day of conversion. If more than one share shall be surrendered for conversion at one time by the same holder, the number of shares of Common Stock issuable upon conversion thereof shall be computed on the basis of the aggregate Conversion Price (as defined herein) of the shares of Series A Convertible Preferred Stock so surrendered.

           (d) ADJUSTMENTS TO CONVERSION RATIO. The Conversion Ratio shall be adjusted from time to time as follows:

                (i) In case the corporation shall hereafter (A) pay a dividend or make a distribution on the Common Stock in shares of Common Stock,
           (B) subdivide its outstanding shares of Common Stock into a greater number of shares, (C) combine its outstanding shares of Common Stock into a smaller number of shares, or (D) issue by reclassification of the Common Stock any shares of capital stock of the corporation, the Conversion Ratio in effect immediately prior to such action shall be adjusted so that the holder of any share of Series A Convertible Preferred Stock thereafter surrendered for conversion shall be entitled to receive the number of shares of Common Stock or other capital stock of the Corporation which he would have owned or been entitled to receive immediately following such action had such share been converted immediately prior thereto. An adjustment made pursuant to this subdivision (i) shall become effective immediately after the record date, in the case of a dividend or distribution, or immediately after the effective date, in the case of a subdivision, combination or reclassification. If, as a result of an adjustment made pursuant to this subdivision (i), the holder of any share of Series A Convertible Preferred Stock thereafter surrendered for conversion shall become entitled to receive shares of two or more classes of capital stock or shares of Common Stock and other capital stock of the corporation, the Board of Directors (whose determination shall be conclusive) reasonably shall determine the allocation of the adjusted Conversion Ratio between or among shares of such classes of capital stock or shares of Common Stock and other capital stock.

                (ii) If at any time after the date of issuance of the shares of Series A Convertible Preferred Stock, the corporation shall issue, or sell or fix a record date for the issuance of, any (A) Common Stock or (B) rights, options or warrants entitling the holders thereof to subscribe for or purchase Common Stock (or securities convertible or exchangeable into or exercisable for Common Stock), in any such case, at a price per share (or having a conversion, exchange or exercise price per share) that is less than the Conversion Price then, immediately after the date of such issuance or sale or on such record date, the number of shares of Common Stock to be delivered upon the conversion of the Series A Convertible Preferred Stock shall be increased so that the holders of the Series A Convertible Preferred Stock thereafter will be entitled to receive the number of shares of Common Stock determined by multiplying the number of shares of Common Stock such holder would have been entitled to receive immediately before the date of such issuance or sale on such record date by a fraction, the denominator of which will be the number of shares of Common Stock outstanding on such date plus the number of shares of Common Stock that the aggregate offering price of the total number of shares so sold (or the aggregate initial conversion price, exchange price or exercise price of the convertible securities or exchangeable securities or rights, options or warrants, as the case may be, so sold) would purchase at such Conversion Price, and the numerator of which will be the number of shares of Common Stock outstanding on such date plus the number of additional shares of Common Stock so sold (or into which the convertible or exchangeable securities or rights, options or warrants so sold are initially convertible or exchangeable or exercisable, as the case may be). Notwithstanding anything contained herein to the contrary, the provisions of this paragraph 2(e)(ii) shall not apply to any issuance of shares of Common Stock to employees, officers or directors of the Corporation pursuant to the exercise of options granted under a stock option plan approved by the Board (a "Stock Option Plan"); provided, however, that in no event shall the total number of shares of Common Stock issuable upon the exercise of options granted pursuant to all Stock Option Plans exceed five percent (5%) of all shares of outstanding Common Stock calculated on a fully-diluted basis.

                (iii) In case the corporation shall distribute pro rata to holders of shares of its Common Stock evidences of its indebtedness or assets (excluding any cash dividends payable on Common Stock or equity securities of the Corporation) or rights or warrants to subscribe for securities of the Corporation or any of its subsidiaries (other than shares of Common Stock referred to in subdivision (ii) above), then in each case the number of shares of Common Stock into which each share of the Series A Convertible Preferred Stock shall be convertible thereafter shall be determined by multiplying the number of shares of Common Stock into which each such share was convertible theretofore by a fraction, of which the numerator shall be the Average Market Price (as defined below) for a share of Common Stock on the record date mentioned below, and of which the denominator shall be such Average Market Price, less the fair market value (as reasonably determined by the Board of Directors, whose determination shall be conclusive) as of such record date of the portion of such evidences of indebtedness or assets or rights or warrants to subscribe which are applicable to one of the outstanding shares of Common Stock. Such adjustment shall be made whenever such a distribution is made and shall become effective retroactively immediately after the record date for the determination of stockholders entitled to receive such distribution.

                (iv) In any case in which this paragraph 2 shall require that an adjustment be made immediately following a record date or an effective date, the corporation may elect to defer (but only until five business days following the filing by the corporation with the conversion agent of the certificate of the chief financial officer of the Corporation required by subdivision (vi) of this subsection (d)) issuing to the holder of any share of Series A Convertible Preferred Stock converted after such record date or effective date the additional shares of Common Stock or other capital stock issuable upon such conversion over and above the shares of Common Stock or other capital stock issuable upon such conversion on the basis of the Conversion Ratio prior to adjustment, and paying to such holder any amount of cash in lieu of a fractional share.

                (v) No adjustment in the Conversion Ratio shall be required to be made unless such adjustment would require an increase or decrease of at least one percent (1%) of such Conversion Ratio; PROVIDED, HOWEVER, that any adjustments which by reason of this subdivision (v) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this paragraph 2 shall be to the nearest 1/100th of a share. Anything in this paragraph 2 to the contrary notwithstanding, the corporation shall be entitled to make such adjustment in the Conversion Ratio, in addition to those required by this paragraph 2, as it in its discretion shall determine to be advisable in order that any stock dividend, subdivision of shares, distribution of rights to purchase stock or securities, or distribution of securities convertible into or exchangeable for stock hereafter made by the corporation to its stockholders shall not be taxable to the recipients.

                (vi) Whenever the Conversion Ratio is adjusted as herein provided, the corporation shall promptly file with the conversion agent, and mail to the holders of the Series A Convertible Preferred Stock at their addresses as shown on the stock books of the Corporation, a certificate of the chief financial officer of the corporation setting forth the Conversion Ratio before and after such adjustment and setting forth a brief statement of the facts requiring such adjustment and the manner of computing the same.

                (vii)In the event that at any time as a result of an adjustment made pursuant to subdivision (i) of this subsection (e), the holder of any share of Series A Convertible Preferred Stock thereafter surrendered for conversion shall become entitled to receive any shares of the corporation other than shares of Common Stock, thereafter the Conversion Ratio of such other shares so receivable upon conversion of any share shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to Common Stock contained in this paragraph 2.

                (viii) The "Average Market Price" of Common Stock at any date shall be deemed to be the average of the Current Market Prices (as defined below) for the 30 consecutive business days commencing 45 business days before the date in question. The "Current Market Price" on any given day shall mean the closing price per share of the Common Stock on the principal national securities exchange on which the Common Stock is listed or admitted to trading or, if not listed or traded on any such exchange, on the National Market System of the National Association of Securities Dealers Automated Quotations System ("NASDAQ"), or if not listed or traded on any such exchange or system, the average of the bid and asked price per share on NASDAQ or, if such quotations are not available, the fair market value per share of the Common Stock as reasonably determined by the Board of Directors.

           (e)  NOTICES OF RECORD DATE.  In case:

                (i) there shall be any capital stock reorganization or reclassification of the Common Stock (other than a subdivision or combination of the outstanding Common Stock and other than a change in the par value of the Common Stock), or any consolidation or merger to which the Corporation is a party or any statutory exchange of securities with another corporation and for which approval of any stockholders of the corporation is required, or any sale or transfer of all or substantially all the assets of the corporation; or

                (ii) there  shall  be  a   voluntary   dissolution,
           liquidation or winding up of the corporation;

      then the corporation shall cause to be mailed to the holders of shares of the Series A Convertible Preferred Stock at their addresses as shown on the stock books of the Corporation, at least 10 days prior to the applicable date hereinafter specified, a notice stating (A) the date on which a record is to be taken for the purpose of such distribution or rights, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such distribution or rights are to be determined, or (B) the date on which such reorganization, reclassification, consolidation, merger, statutory exchange, sale, transfer, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, statutory exchange, sale, transfer, dissolution, liquidation or winding up. Failure to give such notice or any defect therein shall not affect the legality or validity of the proceedings described in subdivision (i) or (ii) of this subsection
      (e).

           (f) RESERVATION OF COMMON STOCK FOR CONVERSION. The corporation covenants that it will at all times reserve and keep available, free from preemptive rights, out of the aggregate of its authorized but unissued shares of Common Stock or shares of Common Stock held in its treasury, or both, for the purpose of effecting conversions of the Series A Convertible Preferred Stock, the full number of shares of Common Stock deliverable upon the conversion of all outstanding shares of Series A Convertible Preferred Stock not theretofore converted. For purposes of this subsection
      (f), the number of shares of Common Stock which shall be deliverable upon the conversion of all outstanding shares of Series A Convertible Preferred Stock shall be computed as if at the time of computation all such outstanding shares were held by a single holder.

           (g) TAXES UPON CONVERSION. The corporation will pay any and all documentary stamp or similar issue or transfer taxes payable in respect of the issue or delivery of shares of Common Stock on conversions of the Series A Convertible Preferred Stock pursuant hereto; provided, however, that the corporation shall not be required to pay any tax which may be payable in respect of any transfer involved in the issue or delivery of shares of Common Stock in a name other than that of the holder of the Series A Convertible Preferred Stock to be converted and no such issue or delivery shall be made unless and until the person requesting such issue or delivery has paid to the corporation the amount of any such tax or has established, to the reasonable satisfaction of the corporation, that such tax has been paid.

           (h) MODIFICATION OF COMMON STOCK. Notwithstanding any provision herein to the contrary, in case of any consolidation or merger to which the corporation is a party (other than a merger or consolidation in which the corporation is the continuing corporation), or in case of any sale or conveyance to another corporation of the property of the corporation as an entirety or substantially as an entirety, or in the case of any statutory exchange of securities with another corporation (including any exchange effected in connection with a merger of a third corporation into the corporation), the holder of each share of Series A Convertible Preferred Stock then outstanding shall have the right thereafter to convert such share into the kind and amount of securities, cash or other property receivable upon such consolidation, merger, statutory exchange, sale or conveyance by a holder of the number of shares of Common Stock into which such share of Series A Convertible Preferred Stock might have been converted immediately prior to such consolidation, merger, statutory exchange, sale or conveyance, assuming such holder of Common Stock failed to exercise his rights of election, if any, as to the kind of amount of securities, cash or other property receivable upon such consolidation, merger, statutory exchange, sale or conveyance (provided that if the kind or amount of securities, cash or other property receivable upon such consolidation, merger, statutory exchange, sale or conveyance is not the same for each share of Common Stock in respect of which such rights of election shall not have been exercised (each, a "non-electing share"), then for the purpose of this subsection (h) the kind and amount of securities, cash or other property receivable upon such consolidation, merger, statutory exchange, sale or conveyance for each non-electing share shall be deemed to be the kind and amount so receivable per share by a plurality of the non-electing shares). Thereafter, the holders of the Series A Convertible Preferred Stock shall be entitled to appropriate adjustments with respect to their conversion rights to the end that the provisions set forth in this paragraph 2 shall correspondingly be made applicable, as nearly as may reasonably be, in relation to any shares of stock or other securities or property thereafter deliverable on the conversion of the Series A Convertible Preferred Stock. Any such adjustment shall be approved by the Board of Directors, evidenced by a certificate of the chief financial officer of the corporation to that effect delivered to the conversion agent and to each holder of Series A Convertible Preferred Stock.

           The above provisions of this subsection (h) shall similarly apply to successive consolidations, mergers, statutory exchanges, sales or conveyances.

           (i) CERTIFICATE FOR UNCONVERTED SHARES. In the event some but not all of the shares of Series A Convertible Preferred Stock represented by a certificate or certificates surrendered by a holder are converted, the corporation shall execute and deliver to or on the order of the holder, at the expense of the corporation, a new certificate representing the number of shares of Series A Convertible Preferred Stock which were not converted.

           3. REISSUANCE OF SERIES A CONVERTIBLE PREFERRED STOCK. Shares of Series A Convertible Preferred Stock that have been issued and reacquired in any manner, including shares purchased or redeemed or exchanged, shall (upon compliance with any applicable provisions of the laws of Alberta) have the status of authorized but unissued shares of Preferred Stock of the corporation undesignated as to series and may be designated or redesignated and issued or reissued, as the case may be, as part of any series of Preferred Stock of the corporation (other than Series A ).

           4. LIQUIDATION PREFERENCE.

           (a) Priority. In the event of a Liquidation Event (as defined below), the holders of Series A Convertible Preferred Stock shall be entitled to receive out of the assets of the corporation an amount in cash equal to US$1,000 per share plus an amount equal to the dividends accrued but unpaid and accumulated thereon (whether or not declared), to the date of such distribution (the "Liquidation Preference"), before any payment shall be made or any assets distributed to the holders of shares of Common Stock. If upon such liquidation, dissolution, or winding up, whether voluntary or involuntary, the assets distributed among the holders of Series A Convertible Preferred Stock of the corporation shall be insufficient to permit the payment to such shareholders of the full preferential amounts, then the entire assets of the corporation to be distributed shall be distributed ratably among the holders of the Series A Convertible Preferred Stock of the corporation. After payment of the aggregate Liquidation Preference as described above shall have been made in full to the holders of the Series A Convertible Preferred Stock, or funds necessary for such payment shall have been set aside by the corporation in trust for the account of holders of the Series A Convertible Preferred Stock so as to be available for such payment, the Series A Convertible Preferred Stock shall participate ratably (on a fully-converted basis [but, with respect to options and rights, only to the extent that such options and rights are vested]) with the Common Stock in the distribution of the corporation's assets until each share of Series A Convertible Preferred Stock shall have received
          (i) the Liquidation Preference multiplied by (ii) three, after which time the Series A Convertible Preferred Stock shall no longer be entitled to participate in the distribution of the corporation's assets.

           (b) Liquidation Event. For the purposes hereof, each of the following events shall, at the election of the holders of at least a majority of the then-outstanding shares of the Series A Convertible Preferred Stock, be deemed to be a "Liquidation Event":

                (i) the sale, lease, conveyance, exchange, transfer or other disposition of all or substantially all of the corporation's assets (including without limitation intellectual property rights); provided, however, that encumbrance of the corporation's assets to secure its borrowings authorized by the Board of Directors shall not be deemed to be a Liquidation Event;

                (ii) the acquisition, merger or consolidation of the corporation with any other entity (other than an entity controlling, controlled by or under common control with, the corporation) in any transaction or series of transactions in which the corporation is not the surviving corporation, unless in each case, the corporation's stockholders of record as constituted immediately prior to such acquisition or sale will, immediately after such acquisition or sale (by virtue of securities issued as consideration for the corporation's acquisition or sale or otherwise) hold at least fifty percent (50%) of the voting power of the surviving or acquiring entity; and

                (iii) the liquidation, dissolution and winding up of the affairs of the corporation, whether voluntary or involuntary.

           5. VOTING RIGHTS. Except to the extent provided in Section 6 below, the holders of shares of Series A Convertible Preferred Stock shall vote together with the holders of Common Stock voting as a single class on all matters to be voted upon by stockholders of the corporation and to cast a number of votes as shall be equal to the number of full shares of Common Stock into which the Series A Convertible Preferred Stock is then convertible.

           6. CONSENT REQUIRED. As long as at least 500 shares of Series A Convertible Preferred Stock remain outstanding (as adjusted for each stock dividend, combination, split, or recapitalization with respect to such shares), the corporation may not effect any of the following without the consent and approval of the holders of at least two-thirds (2/3) of the then-outstanding shares of Series A Convertible Preferred Stock, voting together as a separate class:

                (a) any Liquidation Event or any other transaction or series of related transactions in which more than fifty percent (50%) of the corporation's voting power is disposed of;

                (b) any change in the rights, preferences or privileges of the Series A Convertible Preferred Stock;

                (c) any increase in the authorized number of shares of the Series A Convertible Preferred Stock;

                (d) any amendment to the Company's Certificate or Articles of Incorporation;

                (e) the redemption, repurchase or declaration of a dividend with regard to any security of the corporation, other than dividends on the Series A Convertible Preferred Stock; PROVIDED, HOWEVER, that this provision shall not apply to the corporation's repurchase of Common Stock issued pursuant to the terms of a Stock Option Plan;

                (f) any increase or decrease in the number of the corporation's directors;

                (g) the creation of any new class or series of shares of capital stock having preference over or ranking on a parity with the Series A Preferred Stock;

                (h) any material change in the corporation's corporate structure;

                (i)  any  material  change  in  the   corporation's
           primary line(s) of business;

                (j) any registration under applicable securities laws of any shares of the corporation's capital stock for public sale, other than pursuant to that certain Registration Rights Agreement dated as of April 30, 2000;

                (k) the retention or termination or material modification of the duties of the corporation's executive management team (except as may be agreed in voting trust agreements or the like);

                (l) a transaction with any officer, director, or beneficial owner of five percent (5%) or more of the outstanding Common Stock (determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and the rules promulgated thereunder) or any Affiliate of any of such persons (other than (A) payment of reasonable salaries, (B) reimbursements of reasonable expenses, (C) transactions pursuant to a Stock Option Plan, and (D) transactions that are on terms no less favorable to the corporation than those that could generally be obtained in an arm's-length transaction); and

                (m) any increase or decrease in the amount of authorized Common Stock or any increase, decrease or change in the par value thereof or in any other terms thereof.

           7.   REDEMPTION.

           (a) REQUIREMENTS. At any time and from time to time, the corporation shall have the right to redeem all, but not less than all, of the then-outstanding Series A Convertible Preferred Stock at a redemption price, in cash, equal to three hundred percent (300%) of the Liquidation Preference (the "Redemption Price").

           (b)  PROCEDURE FOR REDEMPTION.

                (i) Whenever the corporation wishes to redeem the shares of the Series A Convertible Preferred Stock as provided herein, written notice ("Redemption Notice") shall be given by the corporation by facsimile and by first-class mail, postage prepaid, to each holder of Series A Convertible Preferred Stock at such holder's address as the same appears on the stock ledger of the corporation; provided, however, that no failure to give such notice nor any deficiency therein shall affect the validity of the procedure for the redemption of any shares of Series A Convertible Preferred Stock to be redeemed except as to the holders thereof to whom the corporation has failed to give such notice or except as to the holders thereof whose notice was defective. The Redemption Notice shall state:

                     (A) the Redemption Price;

                     (B) the date fixed for redemption (the "Redemption Date"), which shall be no less than twenty (20) and no more than sixty
                (60) days after the date of the Redemption Notice;

                     (C)  a  statement   to  the  effect  that  the
                corporation wishes to redeem his shares; and

                     (D) the name of any bank or trust company performing the
                duties referred to in subdivision (v) of this subsection (b).

                (ii) On or before the Redemption Date, each holder of Series A Convertible Preferred Stock to be redeemed shall surrender the certificate or certificates representing such shares of Series A Convertible Preferred Stock to the corporation, in the manner and at the place designated in the Redemption Notice, and on the Redemption Date, the full Redemption Price for such shares shall be payable in cash to the holder of Series A Convertible Preferred Stock whose name appears on such certificate or certificates as the owner thereof, and each surrendered certificate shall be returned to authorized but unissued shares.

                (iii) Unless the corporation defaults in the payment in full of the applicable Redemption Price, dividends on the Series A Convertible Preferred Stock called for redemption shall cease to accumulate on the day prior to the Redemption Date, and the holders of such shares shall cease to have any further rights with respect thereto on the Redemption Date, other than the right to receive the Redemption Price.

                (iv) If a Redemption Notice shall have been duly given or if the corporation shall have given to the bank or trust company hereinafter referred to irrevocable authorization promptly to give such notice, and if, on or before the Redemption Date specified therein, all funds necessary for such redemption shall have been given to such bank or trust company in trust for the pro rata benefit of the holders of the Series A Convertible Preferred Stock called for redemption so as to be and continue to be available therefor, then, notwithstanding that any certificate for shares so called for redemption shall not have been surrendered for cancellation, all shares so called for redemption shall no longer be deemed outstanding, and all rights with respect to such shares shall forthwith on such Redemption Date cease and terminate, excepting only the right of the holders thereof to receive the amount payable on redemption thereof, without interest. The aforesaid bank or trust company shall be organized and in good standing under the laws of the United States of America or of a State of the United States, shall be doing business in the United States, shall have capital, surplus and undivided profits aggregating at least US$100,000,000 according to its last published statement of condition, and shall be identified in the Redemption Notice. Any interest accrued on such funds shall be paid to the corporation from time to time. Any funds so set aside or deposited, as the case may be, and unclaimed at the end of three years from such Redemption Date shall, to the extent permitted by law, be released or repaid to the corporation, after which repayment the holders of the shares to be redeemed shall look only to the corporation for payment thereof.

           8. PAYMENT IN KIND. The directors may, at any time or from time to time, determine that with respect to any cash dividend declared payable on the Series A Convertible Preferred Stock as a class or any series thereof, the holders of the shares of such class or series, or the holders of shares of such class or series whose addresses, on the records of the corporation, are in Canada and/or in specified jurisdictions outside Canada, shall have the right to elect to receive such dividends in the form of a stock dividend payable in shares of the capital stock of the corporation that have a value, as determined by the directors, that is substantially equivalent, as of the date determined by the directors, to the cash amount of such dividend, except that shareholders shall receive cash in lieu of fractional interests in the shares to which they would otherwise be entitled unless the directors shall otherwise determine.

           9. AMENDMENT. The rights, privileges, restrictions and conditions attaching to the Series A Convertible Preferred Stock as a class may be added to, changed or removed at any time or from time to time with such approvals as may be required by law and with the approval of the holders of the Series A Convertible Preferred Stock as a class, either (i) by written consent, signed by the holders of two-thirds of the shares of the Series A Convertible Preferred Stock then outstanding, or (ii) with the affirmative vote of two-thirds of the votes cast by holders of Series A Convertible Preferred Stock at a meeting at which holders of at least 40% of the Series A Convertible Preferred Stock are present, provided that at least twenty-one days advance written notice of such meeting was provided to all of the holders of the Series A Convertible Preferred Stock.

                               APPENDIX F - BYLAWS













                                     BYLAWS

                                       OF

                             FLOTEK INDUSTRIES INC.









                             A Delaware Corporation








                           Date of Adoption: ____,2001

                                     BYLAWS

                                       OF

                             FLOTEK INDUSTRIES INC.
                             A Delaware Corporation


                                    ARTICLE I

                                REGISTERED OFFICE

      The registered office of the Corporation required by the Delaware General Corporation Law to be maintained in the State of Delaware, shall be the registered office named in the original Certificate of Incorporation of the Corporation, or such other office (which need not be a place of business or principal office of the Corporation) as may be designated from time to time by the Board of Directors in the manner provided by law.

                                   ARTICLE II

                                  STOCKHOLDERS

      Section 1. Place of Meetings. All meetings of the stockholders shall be held at the principal office of the Corporation, or at such other place within or without the State of Delaware as shall be specified or fixed in the notices (or waivers of notice) thereof.

      Section 2. Quorum; Required Vote for Shareholder Action; Adjournment of Meetings. Unless otherwise required by law, the Certificate of Incorporation or these Bylaws, the holders of one third of the stock issued and outstanding and entitled to vote at any meeting of stockholders, present in person or represented by proxy thereat (determined based on the relative number of votes to which each share is entitled with respect to the election of directors), shall constitute a quorum at any such meeting for the transaction of business; the affirmative vote of the holders of a majority of such stock so present or represented at such meeting at which a quorum is present shall constitute the act of the stockholders. The stockholders present at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal of sufficient stockholders to destroy the quorum.

      Notwithstanding other provisions of the Certificate of Incorporation or these Bylaws, the chairman of the meeting of stockholders or the holders of a majority of the issued and outstanding stock, present in person or represented by proxy and entitled to vote thereat, whether or not a quorum is present, shall have the power to adjourn such meeting from time to time, without any notice other than announcement at the meeting of the time and place of the holding of the adjourned meeting. If the adjournment is for more than thirty (30) days, or if subsequent to the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at such meeting. At any such adjourned meeting at which a quorum shall be present or represented by proxy, any business may be transacted which might have been transacted at the meeting as originally called.

      Section 3. Annual Meetings. An annual meeting of the stockholders, for the election of directors to succeed those whose terms expire and for the transaction of such other business as may properly be considered at the meeting, shall be held at such place, within or without the State of Delaware, on such date, and at such time as the Board of Directors shall fix and set forth in the notice of the meeting, which date shall be within thirteen (13) months subsequent to the later of the date of incorporation or the most recent annual meeting of stockholders. If the Board of Directors has not fixed a place for the holding of the annual meeting of stockholders in accordance with this Article II, Section 3, such annual meeting shall be held at the principal place of business of the Corporation.

      Section 4. Special Meetings. Unless otherwise provided in the Certificate of Incorporation, special meetings of the stockholders for any proper purpose or purposes may be called at any time by the Chairman of the Board (if any), the Board of Directors, or the President.

      Section 5. Record Date. For the purpose of determining stockholders entitled to notice of or to vote at any meeting of stockholders, or any adjournment thereof, or entitled to express consent to corporate action in writing without a meeting, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing such record date is adopted by the Board of Directors, and which record shall not be more than sixty (60) nor less than ten (10) days prior to the date of such meeting.

      If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be the close of business on the day next preceding the day on which notice of such meeting is given or, if notice is waived in accordance with
Article VIII, Section 3 of these Bylaws, the close of business on the day next preceding the day on which the meeting of stockholders is held.

      If, in accordance with Article II, Section 12 hereof, corporate action without a meeting of stockholders is to be taken, the Board of Directors may fix a record date for determining stockholders entitled to consent in writing to such corporate action, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than ten (10) days subsequent to the date upon which the resolution fixing the record date is adopted by the Board of Directors.

      If no record date has been fixed by the Board of Directors, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the Board of Directors is required by law, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Corporation by delivery to its registered office, its principal place of business, or to an officer or to agent of the Corporation having custody of the books in which proceedings of meetings of stockholders are recorded. Delivery made to the Corporation's registered office shall be by hand or by certified or registered mail, return receipt requested. If no record date has been fixed by the Board of Directors and prior action by the Board of Directors is required by law, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting shall be the close of business on the day on which the Board of Directors adopts the resolution taking such prior action.

      In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights, or the stockholders entitled to exercise any rights in connection with any change, conversion or exchange of stock, or for the purpose of any other lawful action (other than one of the purposes addressed in the first paragraph of this Section 5 of this Article II), the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall not be more than sixty (60) days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

      A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

      Section 6. Notice of Meetings. Written or printed notice stating the place, day and hour of all meetings and, in the case of a special meeting, the purpose or purposes for which the meeting is called, shall be delivered not less than ten (10) nor more than sixty (60) days prior to the date of the meeting, either personally or by mail, by or at the direction of the President, the Secretary or the officer or person calling the meeting, to each stockholder entitled to vote at such meeting. If mailed, such notice shall be deemed to have been given when addressed to the stockholder, at his address as it appears on the share transfer records of the Corporation, postage prepaid, and deposited in the United States mail. An affidavit of the Secretary, an Assistant Secretary or the transfer agent of the Corporation that the notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

      Section 7. Voting List. The officer or agent having charge of the share transfer records of the Corporation shall prepare and make, at least ten (10) days prior to each meeting of stockholders, a complete list of the stockholders entitled to vote at such meeting or any adjournment thereof, arranged in alphabetical order, with the address of and the number of shares held by each, which list, for a period of ten (10) days prior to such meeting, shall be kept on file at the registered office or principal place of business of the Corporation and shall be subject to inspection by any stockholder at any time during usual business hours. Such list shall also be produced and kept open at the time and place of the meeting and shall be subject to inspection by any stockholder during the course of the meeting. The original share transfer records shall be prima facie evidence as to the identity of those stockholders entitled to examine such voting list or transfer records or to vote at any meeting of stockholders. Failure to comply with the requirements of this Article II, Section 7 shall not affect the validity of any action taken at such meeting.

      Section 8. Proxies. Each stockholder entitled to vote at a meeting of stockholders or to express consent, or dissent to a corporate action in writing without a meeting, may authorize another person or persons to act for him by proxy. Proxies for use at any meeting of stockholders shall be filed with the Secretary, or such other officer as the Board of Directors may from time to time determine by resolution, prior to or at the time of such meeting. All proxies shall be received and taken charge of and all ballots shall be received and canvassed by the secretary of the meeting who shall also decide all questions with respect to the validity of such proxies, the qualification of voters, and the acceptance or rejection of votes, unless an inspector or inspectors shall have been appointed by the chairman of the meeting, in which event such inspector or inspectors shall decide all such questions.

      No proxy shall be valid after three (3) years from the date of its execution, unless such proxy provides for a longer period. Each proxy, unless expressly provided therein to be irrevocable and coupled with an interest sufficient in law to support an irrevocable power, shall be revocable.

      Should a proxy designate two or more persons to act as proxies, unless such instrument shall expressly provide otherwise, a majority of such persons present at any meeting at which their powers thereunder are to be exercised shall have and may exercise all the powers of voting or consent thereby conferred, or if only one be present, then such powers may be exercised by that one; or, if an even number attend and a majority cannot agree on any particular issue, the Corporation shall not be required to recognize such proxy with respect to such issue, if such proxy does not specify how the shares that are the subject of such proxy are to be voted with respect to such issue in such a contingency.

      Section 9. Voting; Inspectors; Elections. Unless otherwise required by law or provided in the Certificate of Incorporation, each stockholder shall, on each matter submitted to a vote at a meeting of stockholders, have one vote for each share of stock entitled to vote thereon, which is registered in his name on the record date for such meeting. Shares registered in the name of another corporation, domestic or foreign, may be voted by such officer, agent or proxy as the Bylaws (or comparable instrument) of such corporation may prescribe, or in the absence of such provision, as the Board of Directors (or comparable body) of such corporation may determine. Shares registered in the name of a deceased person may be voted by his executor or administrator, either in person or by proxy.

      All voting, except as otherwise required by law or the Certificate of Incorporation, may be by a voice vote; provided, however, that upon demand by stockholders holding a majority of the issued and outstanding stock present in person or by proxy at any meeting of stockholders, a stock vote shall be taken. Every stock vote shall be taken by written ballot, each of which shall state the name of the stockholder or proxy voting and such other information as may be required under the procedure established for the meeting. All elections of directors shall be by stock vote, unless otherwise provided in the Certificate of Incorporation.

      At any meeting at which a vote is taken by ballot, the chairman of such meeting may appoint one or more inspectors, each of whom shall sign an oath or affirmation to faithfully execute, to the best of his ability and with strict impartiality, the duties of inspector at such meeting. Such inspector shall receive the ballots, count the votes and make and sign a certificate of the results thereof. The chairman of the meeting may appoint any person to serve as inspector, provided, however, that no candidate for the office of director shall be appointed as an inspector.

      All elections shall be determined by a plurality of the votes cast and, except as otherwise required by law, the Certificate of Incorporation or these Bylaws, all other matters shall be determined by a majority of the votes cast.

      Unless otherwise provided in the Certificate of Incorporation, cumulative voting for the election of directors shall be prohibited.

      Section 10. Conduct of Meetings. All meetings of the stockholders shall be presided over by the chairman of the meeting, who shall be the Chairman of the Board (if any) of the Corporation, or if, he is not present, the President of the Corporation, or if neither the Chairman of the Board (if any) nor President is present, a chairman elected at such meeting. The Secretary of the Corporation, if present, shall act as secretary of such meetings, or if he is not present, an Assistant Secretary (if any) shall so act; if neither the Secretary nor an Assistant Secretary (if any) is present, then a secretary shall be appointed by the chairman of the meeting. The chairman of any meeting of stockholders shall determine the order of business and the procedure at the meeting, including such regulation of the manner of voting and the conduct of discussion, as seem to him in order. Unless the chairman of the meeting shall otherwise determine, the order of business shall be as follows:

      (a)  Calling of meeting to order.
      (b)  Election of a chairman and the appointment of a secretary
           (if necessary).
      (c)  Presentation of proof of the due calling of the meeting,
      (d) Presentation and examination of proxies and determination of a quorum.
      (e)  Reading and settlement of the minutes of the  previous meeting.
      (f)  Reports of officers and committees.
      (g) The election of directors, if the meeting is an annual meeting or a meeting called for that purpose.
      (h)  Unfinished business.
      (i)  New business.
      (j)  Adjournment.

      Section 11. Treasury Shares. Neither the Corporation nor any other person shall vote, directly or indirectly, at any meeting of stockholders, shares of the Corporation's own stock owned by the Corporation, shares of the Corporation's own stock owned by another corporation the majority of the voting stock of which is owned or controlled by the Corporation, and such shares shall not be counted for quorum purposes or in determining the number of outstanding shares.

      Section 12. Action by Written Consent. Unless otherwise provided in the Certificate of Incorporation, any action permitted or required to be taken at a meeting of stockholders by law, the Certificate of Incorporation or these Bylaws, may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of all of the outstanding stock entitled to vote on such action and such consent shall be delivered to the Corporation's registered office, its principal place of business; or to an officer or agent of the Corporation having custody of the book in which the proceedings of meetings of stockholders are recorded. Delivery made to a Corporation's registered office shall be by hand or by certified or registered mail, return receipt requested. Every written consent shall bear the date of signature thereto and no written consent shall be effective to take the corporate action referred to therein unless, within sixty (60) days of the first consent delivered to the Corporation in the manner required by this Article II, Section 12, written consents signed by all of the stockholders entitled to vote on such action are delivered to the Corporation.

      Prompt notice of the taking of corporate action without a meeting, by less than a unanimous written consent, shall be given by the Secretary to those stockholders who did not consent in writing.

      Section 13. Notice of Shareholder Nomination and Shareholder Business. At a meeting of the shareholders, only such business shall be conducted as shall have been properly brought before the meeting. Nominations for the election of directors may be made by the Board of Directors or by any shareholder entitled to vote for the election of directors. Other matters to be properly brought before the meeting must be: (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, including matters covered by Rule 14a-8 under the Securities Exchange Act of 1934, as in effect from time to time; (b) otherwise properly brought before the meeting by or at the direction of the Board of Directors; or (c) otherwise properly brought before the meeting by a shareholder, as provided below.

      A notice of the intent of a shareholder to make a nomination or to bring any other matter before the meeting shall be made in writing and received by the Secretary of the Corporation not more than one hundred fifty (150) days and not less than ninety (90) days in advance of the annual meeting or, in the event of a special meeting of shareholders, such notice shall be received by the Secretary of the Corporation not later than the close of the fifteenth day following the day on which notice of the meeting is first mailed to shareholders.

      Every such notice by a shareholder shall set forth:

           (a) the name and residence address of the shareholder of the Corporation who intends to make a nomination or bring up any other matter;

           (b) a representation that the shareholder is a registered holder of the Corporation's voting stock and intends to appear in person or by proxy at the meeting to make the nomination or bring up the matter specified in the notice;

           (c) with respect to notice of an intent to make a nomination, a description of all arrangements or understandings among the shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to made by the shareholder;

           (d) with respect to notice of an intent to make a nomination, such other information regarding each nominee proposed by such shareholder as would have been required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission had each nominee been nominated by the Board of Directors of the Corporation; and

           (e) with respect to notice of an intent to bring up any other matter, a description of the matter, and any material interest of the shareholder in the matter.

      Notice of intent to make a nomination shall be accompanied by the written consent of each nominee to serve as director of the Corporation, if so elected.

      At the meeting of shareholders, the Chairman of the meeting shall declare out of order and disregard any nomination or other matter not presented in accordance with this section.


                                   ARTICLE III

                               BOARD OF DIRECTORS

      Section 1. Power; Number; Term of Office. The powers of the Corporation shall be exercised by or under the authority of, and the business and affairs of the Corporation shall be managed under, the direction of the Board of Directors.

      Unless otherwise provided in the Certificate of Incorporation, the number of directors that shall constitute the Board of Directors shall be determined from time to time by resolution of the Board of Directors (provided that no decrease in the number of directors that would have the effect of shortening the term of any incumbent director may be made by the Board of Directors). If the Board of Directors does not make such a determination, the number of directors shall be that number set forth in the Certificate of Incorporation as the number of directors constituting the initial Board of Directors. Each director shall hold office for the term for which he is elected and thereafter until his successor shall have been elected and qualified, or until his earlier death, resignation or removal.

      Unless otherwise provided in the Certificate of Incorporation, directors need not be stockholders or residents of the State of Delaware.

      Section 2. Quorum; Required Vote for Director Action. Unless otherwise required by law or provided in the Certificate of Incorporation or these Bylaws, a majority of the total number of directors fixed by or in the manner provided in the Certificate of Incorporation or these Bylaws shall constitute a quorum for the transaction of business at a meeting of the Board of Directors, and the act of a majority of the directors present at such meeting at which a quorum is present shall be the act of the Board of Directors.

      Section 3. Meetings; Order of Business. The directors may hold their meetings and may have an office and keep the books of the Corporation, except as otherwise provided by law, in such place or places, within or without the State of Delaware, as the Board of Directors may from time to time determine by resolution. At all meetings of the Board of Directors business shall be transacted in such order as shall from time to time be determined by the Chairman of the Board (if any) or in his absence by the President (if the President is a director) or by resolution of the Board of Directors.

      Section 4. First Meeting. In connection with any annual meeting of stockholders at which directors are elected the Board of Directors may, if a quorum is present, hold its first meeting for the transaction of business immediately after and at the place of such annual meeting of the stockholders. Notice of such meeting, at such time and place, shall not be required.

      Section 5. Regular Meetings. Regular meetings of the Board of Directors shall be held at such times and places as shall be designated from time to time by resolution of the Board of Directors. Notice of such regular meetings shall not be required.

      Section 6. Special Meetings. Special meetings of the Board of Directors may be called by the Chairman of the Board (if any), the President or, upon written request of any two directors, by the Secretary, in each case on at least twenty-four (24) hours personal, written, telegraphic, cable or wireless notice to each director. Such notice, or any waiver thereof pursuant to Article VIII,
Section 3 hereof, need not state this purpose or purposes of such meeting, except as may otherwise be required by law, the Certificate of Incorporation or these Bylaws.

      Section 7. Removal. Any one or more directors or the entire Board of Directors may be removed, with or without cause, by the holders of a majority of the shares then entitled to vote at an election of directors for the particular directors being removed; provided that, unless the Certificate of Incorporation otherwise provides, if the Board of Directors is classified, then the stockholders may effect such removal only for cause; and provided further that, if the Certificate of Incorporation expressly grants to stockholders the right to cumulate votes for the election of directors and if less than the entire board is to be removed, no director may be removed without cause if the votes cast against his removal would be sufficient to elect him if then cumulatively voted at an election of the entire Board of Directors or, if there be classes of directors, at an election of the class of directors of which such director is a part.

      Section 8. Vacancies; Increases in the Number of Directors. Unless otherwise provided in the Certificate of Incorporation or these Bylaws, vacancies and newly created directorships resulting from any increase in the authorized number of directors elected by all of the stockholders having the right to vote as a single class may be filled by the affirmative vote of a majority of the directors then in office, although less than a quorum, or by a sole remaining director. If the Certificate of Incorporation entitles the holders of any class or classes of stock or series thereof to elect one (1) or more directors, vacancies and newly created directorships of such class or classes or series may be filled by a majority of the directors elected by such class or classes or series thereof then in office, or by a sole remaining director so elected.

      If the directors of the Corporation are divided into classes, any directors elected to fill vacancies or newly created directorships shall hold office until the next election of the class for which such directors shall have been chosen, and until their successors shall be duly elected and shall qualify.

      Section 9. Compensation. Unless otherwise provided in the Certificate of Incorporation, the Board of Directors shall have the authority to fix the compensation, if any, of directors.

      Section 10. Action Without a Meeting; Telephone Conference Meeting. Unless otherwise provided in the Certificate of Incorporation, any action required or permitted to be taken at any meeting of the Board of Directors, or any committee designated by the Board of Directors, may be taken without a meeting if all members of the Board of Directors or committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board of Directors or committee. Such consent shall have the same force and effect as a unanimous vote at a meeting, and may be stated as such in any document or instrument filed with the Secretary of State of Delaware.

      Unless otherwise provided in the Certificate of Incorporation, subject to the requirement for notice of such meetings, members of the Board of Directors, or members of any committee designated by the Board of Directors, may participate in a meeting of such Board of Directors or committee, as the case may be, by means of a conference telephone or similar communications equipment, by means of which all persons participating in the meeting can hear each other, and participation in such meeting shall constitute presence in person at the meeting, except where a person participates in the meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.

      Section 11. Approval or Ratification of Acts or Contracts by Stockholders. The Board of Directors in its discretion may submit any act or contract for approval or ratification at any annual meeting of the stockholders, or at any special meeting of the stockholders called for the purpose of considering any such act or contract, and any act or contract that shall be approved or ratified by the vote of the stockholders holding a majority of the issued and outstanding shares of stock of the Corporation entitled to vote and present in person or represented by proxy at such meeting (provided that a quorum is present), shall be as valid and as binding upon the Corporation and upon all the stockholders as if it had been approved or ratified by every stockholder of the Corporation. In addition, any such act or contract may be approved or ratified by the written consent of stockholders holding a majority of the issued and outstanding shares of capital stock of the Corporation entitled to vote and such consent shall be as valid and as binding upon the Corporation and upon all the stockholders as if it had been approved or ratified by every stockholder of the Corporation.

      Section 12. Advisory Directors. There shall be appointed by the Board of Directors an Advisory Board of such number as the Board of Directors may from time to time determine, the members of which Advisory Board shall serve in an advisory capacity to the Board of Directors, and who shall be privileged to meet with the Board of Directors in all regular or special Directors' meetings, and who shall receive the same fees and compensation for attending such meetings as is paid to the members of the Board of Directors. Advisory Directors shall not be counted in determining the presence of a quorum and shall not have voting power or power of final decision in matters concerning the business of the corporation. The term of office for each member of the Advisory Board shall be coterminous with that of the Board of Directors appointing him or her, unless he of she shall resign, become disqualified, or be removed. Eligibility for service on the Advisory Board shall be determined by the Board of Directors.

                                   ARTICLE IV

                                   COMMITTEES

      Section 1. Designation; Powers. The Board of Directors may, by resolution passed by a majority of the whole board, designate one or more committees, including an Executive Committee, Audit Committee, and Nominating Committee, each such committee consisting of one or more of the directors of the Corporation. Any such designated committee shall have and may exercise such of the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation as may be provided in such resolution, except that no such committee shall have the power or authority of the Board of Directors with regard to amending the Certificate of Incorporation (except that a committee may, to the extent authorized by the Certificate of Incorporation and the Delaware General Corporation Law, fix certain terms of stock to be issued by the Corporation), adopting an agreement of merger or consolidation, recommending to the stockholders the sale, lease or exchange of all or substantially all of the Corporation's property and assets, recommending to the stockholders a dissolution of the Corporation or a revocation of a dissolution of the Corporation, or amending, altering or repealing the Bylaws or adopting new Bylaws for the Corporation; unless such resolution or the Certificate of Incorporation expressly so provides, no such committee shall have the power or authority to declare a dividend, to authorize the issuance of stock or to adopt a certificate of ownership and merger pursuant to the Delaware General Corporation Law. Any such designated committee may authorize the seal of the Corporation to be affixed to all papers which may require it. In addition, such committee or committees shall have such other powers and limitations of authority as may be determined from time to time by resolution adopted by the Board of Directors.

      Section 2.  Specific Committees.

      (a) The Compensation Committee shall (I) exercise the authority of the full Board of Directors with respect to setting compensation policy for all employees of the Corporation, (ii) make recommendations to the full Board of Directors regarding executive compensation and employee stock option awards, and
(iii) have such additional powers and duties as shall be delegated to it by the Board of Directors from time to time.

      (b) The Audit Committee shall (I) exercise the authority of the full Board of Directors with respect to overseeing the performance and reviewing the scope of the audit functions of the Corporation's independent auditors, (ii) review and make recommendations to the full Board of Directors regarding audit plans and procedures, the Corporation's policies with respect to conflicts of interest and the prohibition of the use of corporate funds or assets for improper purposes, changes in the accounting policies, and the use of independent auditors for nonaudit services, and (iii) have such additional powers and duties as shall be delegated to it by the Board of Directors from time to time.

      (c) The Nominating Committee shall (I) recommend to the full Board of Directors persons to be considered for election to the Board of Directors, considering, among other things, any nominations submitted by stockholders, and
(ii) have such additional powers and duties as shall be delegated to it by the Board of Directors from time to time.

      Section 3. Procedure; Meetings; Quorum. Any committee designated pursuant to Article IV, Section 1 hereof shall choose its own chairman and secretary, shall keep regular minutes of its proceedings and report the same to the Board of Directors when requested, shall fix its own rules and procedures, and shall meet at such times and at such place or places as may be provided by such rules or procedures, or by resolution of such committee or Board of Directors. At every meeting of any such committee, the presence of a majority of all the members thereof shall constitute a quorum, except as provided in Section 3 of this Article IV, and the affirmative vote of a majority of the members present shall be necessary for the adoption of any resolution.

      Section 4. Substitution of Members. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of such committee. In the absence or disqualification of a member of a committee, the member or members present at any meeting and not disqualified from voting, whether or not constituting a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of the absent or disqualified member.

                                    ARTICLE V

                                    OFFICERS

      Section 1. Number, Titles and Term of Office. The officers of the Corporation shall be a President, one or more Vice Presidents (any one or more of whom may be designated Executive Vice President or Senior Vice President), a Treasurer, a Secretary and, if the Board of Directors so elects, a Chairman of the Board, a Chief Executive Officer ("CEO"), and such other officers as the Board of Directors may from time to time elect or appoint. Each officer shall hold office until his successor shall be duly elected and shall qualify or until his death or until he shall resign or shall have been removed in the manner hereinafter provided. Any number of offices may be held by the same person, unless the Certificate of Incorporation provides otherwise. Except for the Chairman of the Board, if any, no officer need be a director.

      Section 2. Salaries. The salaries or other compensation, if any, of the officers and agents of the Corporation shall be fixed from time to time by the Board of Directors.

      Section 3. Removal. Any officer or agent elected or appointed by the Board of Directors may be removed, either with or without cause, by the vote of a majority of the whole Board of Directors at any regular meeting, or at a special meeting called for such purpose, provided the notice for such meeting shall specify that such proposed removal will be considered at the meeting; provided, however, that such removal shall be without prejudice to the contractual rights, if any, of the person so removed. Election or appointment of an officer or agent shall not of itself create contractual rights.

      Section 4. Vacancies. Any vacancy occurring in any office of the Corporation may be filled by the Board of Directors.

      Section 5. Powers and Duties of the Chief Executive Officer. The CEO, if there is such an officer, shall be the chief executive officer of the Corporation. Subject to the control of the Board of Directors, the CEO shall have general executive charge, management and control of the properties, business and operations of the Corporation with all such powers as may be reasonably incident to such responsibilities; he may agree upon and execute all leases, contracts, evidences of indebtedness and other obligations in the name of the Corporation and may sign all certificates for shares of capital stock of the Corporation; and he shall have such other powers and duties as designated in accordance with these Bylaws and as may be assigned to him from time to time by the Board of Directors. The CEO will preside at all meetings of the stockholders in absence of a Chairman of the Board.

      Section 6. Powers and Duties of the Chairman of the Board. The Chairman of the Board (if any) shall preside at all meetings of the stockholders and of the Board of Directors; and he shall have such other powers and duties as designated in accordance with these Bylaws and as may be assigned to him from time to time by the Board of Directors.

      Section 7. Powers and Duties of the President. Unless otherwise determined by the Board of Directors or the CEO, if there is such an officer, the President shall have the authority to agree upon and execute all leases, contracts, evidences of indebtedness and other obligations in the name of the Corporation and he shall, in the absence of the Chairman of the Board or the CEO or if there be no Chairman of the Board and CEO, preside at all meetings of the stockholders and (if a director) of the Board of Directors; and the President shall have such other powers and duties as designated in accordance with these Bylaws and as may be assigned to him from time to time by the Board of Directors or the CEO, if there is a CEO.

      Section 8. Vice Presidents. Each Vice President shall perform such duties and have such powers as the Board of Directors, the CEO, or President may from time to time prescribe. In addition, in the absence of the President, or in the event of his inability or refusal to act, a Vice President designated by the Board of Directors, the CEO, or President or, in the absence of such designation, the Vice President who is present and who is senior in terms of time as a Vice President of the Corporation, shall perform the duties of the President, as the case may be, and when so acting shall have all the powers of and be subject to all the restrictions upon the President, as the case may be; provided, however, that such Vice President shall not preside at meetings of the Board of Directors unless he is a director.

      Section 9. Treasurer. The Treasurer shall have responsibility for the custody and control of all the funds and securities of the Corporation, and he shall have such other powers and duties as designated in accordance with these Bylaws and as may be prescribed from time to time by the Board of Directors. He shall perform all acts incident to the position of Treasurer, subject to the control of the chief executive officer and the Board of Directors; the Treasurer shall, if required by the Board of Directors, give such bond for the faithful discharge of his duties in such form as the Board of Directors may require.

      Section 10. Assistant Treasurers. Each Assistant Treasurer (if any) shall have the usual powers and duties pertaining to his office, together with such other powers and duties as designated in accordance with these Bylaws and as may be prescribed from time to time by the Treasurer, the chief executive officer or the Board of Directors. The Assistant Treasurers shall exercise the powers of the Treasurer during the Treasurer's absence or inability or refusal to act.

      Section 11. Secretary. The Secretary shall keep the minutes of all meetings of the Board of Directors, committees of directors and of the stockholders in books provided for such purpose; he shall attend to the giving and serving of all notices; he may in the name of the Corporation affix the seal of the Corporation to all contracts of the Corporation and attest thereto; he may sign with the other appointed officers all certificates for shares of capital stock of the Corporation; he shall have charge of the certificate books, transfer books and stock ledgers, and such other books and papers as the Board of Directors may direct, all of which shall at all reasonable times be open to inspection by any director upon application at the office of the Corporation during business hours; he shall have such other powers and duties as designated in accordance with these Bylaws and as may be prescribed from time to time by the Board of Directors; and he shall in general perform all acts incident to the office of Secretary, subject to the control of the chief executive officer and the Board of Directors.

      Section 12. Assistant Secretaries. Each Assistant Secretary (if any) shall have the usual powers and duties pertaining to his office, together with such other powers and duties as designated in accordance with these Bylaws and as may be prescribed from time to time by the chief executive officer, the Board of Directors or the Secretary. The Assistant Secretaries shall exercise the powers of the Secretary during the Secretary's absence or inability or refusal to act.

      Section 13. Action with Respect to Securities of Other Companies. Unless otherwise determined by the Board of Directors, the CEO, if there is such an officer, shall have the power to vote and to otherwise act on behalf of the Corporation, in person or by proxy, at any meeting of security holders of any other corporation, or with respect to any action of security holders thereof, in which this Corporation may hold securities and otherwise to exercise any and all rights and powers which this Corporation may possess by reason of its ownership of securities in such other corporation.

                                   ARTICLE VI

                          INDEMNIFICATION OF DIRECTORS
                         OFFICERS, EMPLOYEES AND AGENTS

      Section 1. Right to Indemnification. Subject to the limitations and conditions as provided in this Article VI, each person who was or is made a party to or is threatened to be made a party to or is involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, arbitrative or investigative (hereinafter a "proceeding"), or any appeal in such a proceeding or any inquiry or investigation that could lead to such a proceeding, by reason of the fact that he, or a person of whom he is the legal representative, is or was a director or officer of the Corporation, or while a director or officer of the Corporation is or was serving at the request of the Corporation as a director, officer, partner, venturer, proprietor, trustee, employee, agent, or similar functionary of another foreign or domestic corporation, partnership, joint venture, sole proprietorship, trust, employee benefit plan or other enterprise, shall be indemnified by the Corporation to the fullest extent permitted by the Delaware General Corporation Law, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide greater indemnification rights than said law permitted the Corporation to provide prior to such amendment) against judgments, penalties (including excise and similar taxes and punitive damages), fines, settlements and reasonable expenses (including, without limitation, attorneys' fees) actually incurred by such person in connection with such proceeding, and indemnification under this Article VI shall continue as to a person who has ceased to serve in the capacity which initially entitled such person to indemnity hereunder. The rights granted pursuant to this Article VI shall be deemed contractual rights, and no amendment, modification or repeal of this
Article VI shall have the effect of limiting or denying any such rights with respect to actions taken or proceedings arising prior to any such amendment, modification or repeal. It is expressly acknowledged that the indemnification conferred in this Article VI could involve indemnification for negligence of the indemnified party or under theories of strict liability.

      Section 2. Advance Payment. The right to indemnification conferred in this
Article VI shall include the right to be paid or reimbursed by the Corporation for the reasonable expenses incurred by a person of the type entitled to be indemnified under Section 1 hereof who was, is or is threatened to be made a named defendant or respondent in a proceeding in advance of the final disposition of the proceeding and without any determination as to the person's ultimate entitlement to indemnification; provided, however, that the payment of such expenses incurred by any such person in advance of the final disposition of a proceeding shall be made only upon delivery to the Corporation of a written affirmation by such director or officer of his good faith belief that he has met the standard of conduct necessary for indemnification under this Article VI and a written undertaking, by or on behalf of such person, to repay all amounts so advanced if it shall ultimately be determined that such indemnified person is not entitled to be indemnified under this Article VI or otherwise.

      Section 3. Indemnification of Employees and Agents. The Corporation, by adoption of a resolution of the Board of Directors, may indemnify and advance expenses to an employee or agent of the Corporation to the same extent and subject to the same conditions that it is required to indemnify and advance expenses to directors and officers under this Article VI; the Corporation may indemnify and advance expenses to persons who are not or were not directors, officers, employees or agents of the Corporation, but who are or were serving at the request of the Corporation as a director, officer, partner, venturer, proprietor, trustee, employee, agent or similar functionary of another foreign or domestic corporation, partnership, joint venture, sole proprietorship, trust, employee benefit plan or other enterprise against any liability asserted against him and incurred by him in such a capacity or arising out of his status as such a person to the same extent that it may indemnify and advance expenses to directors or officers under this Article VI.

      Section 4. Appearance as a Witness. Notwithstanding any other provision of this Article VI, the Corporation may pay or reimburse expenses incurred by a director or officer in connection with his appearance as a witness or other participation in a proceeding at a time when he is not a named defendant or respondent in the proceeding.

      Section 5. Nonexclusivity of Rights. The right to indemnification and advancement and payment of expenses conferred in this Article VI shall not be exclusive of any other right which a director or officer or other person indemnified pursuant to Article VI, Section 3 hereof, may have or hereafter acquire under any law, provision of the Certificate of Incorporation, these Bylaws, any agreement, vote of stockholders or disinterested directors otherwise.

      Section 6. Insurance. The Corporation may purchase and maintain insurance, at its expense, to protect itself and any person who is or was serving as a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, partner, venturer, proprietor, trustee, employee, agent or similar functionary of another foreign or domestic corporation, partnership, joint venture, proprietorship, employee benefit plan, trust or other enterprise against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under this Article VI.

      Section 7. Savings Clause. If this Article VI or any portion hereof shall be invalidated on any grounds by any court of competent jurisdiction, then the Corporation shall nevertheless indemnify and hold harmless each director, officer or any other person required to be indemnified in accordance with this
Article VI as to costs, charges and expenses (including attorneys' fees), judgments, fines and amounts paid in settlement with respect to any proceeding, to the full extent permitted by any applicable and valid portion of this Article VI to the fullest extent permitted by applicable law.


                                   ARTICLE VII

                                  CAPITAL STOCK

      Section 1. Certificates of Stock. The shares of the capital stock of the Corporation shall be represented by certificates, provided, however, that the Board of Directors may determine by resolution that some or all of any or all the classes or series of the Corporation's stock shall be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the Corporation. Notwithstanding the adoption of such a resolution by the Board of Directors, every holder of stock represented by certificates and, upon request, every holder of uncertificated shares shall be entitled to have a certificate signed by, or in the name of the name of the Corporation by the Chairman of the Board of Directors (if any) or the President or Vice President, and by the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary of the Corporation representing the number of shares registered in certificate form. Any or all the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, such certificate may be issued by the Corporation with the same effect as if such person were such officer, transfer agent or registrar at the date of issue.

      Section 2. Transfer of Shares. The shares of stock of the Corporation shall only be transferable on the books of the Corporation by the holders thereof in person or by their duly authorized attorneys or legal representatives, upon surrender and cancellation of certificates for a like number of shares (or upon compliance with the provisions of Article VII, Section 5, hereof, if applicable). Upon surrender to the Corporation or a transfer agent of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer (or upon compliance with the provisions of Article VII, Section 5 hereof, if applicable) and of compliance with any transfer restrictions applicable thereto contained in any agreement to which the Corporation is a party, or of which the Corporation has knowledge by reason of a legend with respect thereto placed upon any such surrendered stock certificate, it shall be the duty of the Corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

      Section 3. Ownership of Shares. The Corporation shall be entitled to treat the holder of record of any share or shares of capital stock of the Corporation as the owner in fact thereof at that time for purposes of voting such shares, receiving distributions thereon or notices in respect thereof, transferring such shares, exercising rights of dissent, exercising or waiving any preemptive rights, or giving proxies with respect to such shares; and, neither the Corporation nor any of its officers, directors, employees, or agents shall be liable for regarding that person as the owner of those shares at that time for those purposes, regardless of whether or not that person possesses a certificate for those shares.

      Section 4. Regulations Regarding Certificates. The Board of Directors shall have the power and authority to make all such rules and regulations as it may deem expedient concerning the issue, transfer and registration or the replacement of certificates for shares of capital stock of the Corporation.

      Section 5. Lost, Stolen, Destroyed or Mutilated Certificates. The Board of Directors may determine the conditions upon which a new certificate of stock may be issued in place of any certificate which is alleged to have been lost, stolen, destroyed or mutilated; and may, in its discretion, require the owner of such certificate or his legal representative to give bond, with sufficient surety, to indemnify the Corporation and each transfer agent and registrar against any and all losses or claims which may arise by reason of the issuance of a new certificate in the place of the one so lost, stolen, destroyed or mutilated.

                                  ARTICLE VIII

                            MISCELLANEOUS PROVISIONS

      Section 1. Fiscal Year. The fiscal year of the Corporation shall be such as established from time to time by the Board of Directors.

      Section 2. Corporate Seal. The Board of Directors may provide a suitable seal containing the name of the Corporation. The Secretary shall have charge of the seal (if any). If and when so directed by the Board of Directors or a committee thereof, duplicates of the seal may be kept and used by the Treasurer or by the Assistant Secretary or Assistant Treasurer.

      Section 3. Notice and Waiver of Notice. Whenever any notice is required to be given by law, the Certificate of Incorporation or these Bylaws, except with respect to notices of meetings of stockholders (with respect to which the provisions of Article II, Section 6 hereof apply) and except with respect to notices of special meetings of directors (with respect to which the provisions of Article III, Section 6 hereof apply) said notice shall be deemed to be sufficient if given (I) by telegraphic, cable or wireless transmission or (ii) by deposit of such postage prepaid notice, in a post office box addressed to the person entitled thereto at his address as it appears on the records of the Corporation. Such notice shall be deemed to have been given on the day of such transmission or mailing, as the case may be.

      Whenever notice is required to be given by law, the Certificate of Incorporation or these Bylaws, a written waiver thereof, signed by the person entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person, including without limitation a director, at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of such meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders, directors, or a committee of directors need be specified in any written waiver of notice, unless so required by the Certificate of Incorporation or these Bylaws.

      Section 4. Resignations. Any director, member of a committee or officer may resign at any time. Such resignation shall be made in writing and shall take effect at the time specified therein, or if no time be specified, at the time of its receipt by the chief executive officer or Secretary. The acceptance of such resignation shall not be necessary for its effectiveness, unless expressly so provided in the resignation.

      Section 5. Facsimile Signatures. In addition to the provisions for the use of facsimile signatures specifically authorized elsewhere in these Bylaws, facsimile signatures of any officer or officers of the Corporation may be used as determined by the Board of Directors.

      Section 6. Reliance upon Books, Reports and Records. A member of the Board of Directors, or a member of any committee thereof, shall be fully protected in relying in good faith upon the records of the Corporation and upon such information, opinions, reports or statements presented to the Corporation by any of its officers or employees, or committees of the Board of Directors, or by any other person as to matters the director reasonably believes are within such other person's professional or expert competence and who has been selected with reasonable care by or on behalf of the Corporation, as to the value and amount of the assets, liabilities and/or net profits of the Corporation, or any other facts pertinent to the existence and amount of surplus or other funds from which dividends might properly be declared and paid, or with which the Corporation's stock might properly be purchased or redeemed.

                                   ARTICLE IX

                                   AMENDMENTS

      The original or other Bylaws of the Corporation may be adopted, amended or repealed by the incorporators, by the initial directors if they are named in the Certificate of Incorporation, or, before the Corporation has received any payment for any of its stock, by its Board of Directors. After the Corporation has received any payment for any of its stock, the power to adopt, amend or repeal Bylaws shall reside in the stockholders entitled to vote; provided, however, the Corporation may, in the Certificate of Incorporation, confer the power to adopt, amend or repeal Bylaws upon the directors. The fact that such power has been so conferred upon the directors, shall not divest the stockholders of the power, nor limit their power to adopt, amend or repeal Bylaws.

                                    Approved:


                                    ----------------------------------
                                    Rosalie Melia, Secretary

                           APPENDIX G - DISSENT RIGHTS

             SECTION 184 OF THE BUSINESS CORPORATIONS ACT (ALBERTA)

184. (1) Subject to sections 185 and 234, a holder of shares of any class of a corporation may dissent if the corporation resolves to

      (a) amend its articles under section 167 or 168 to add, change or remove any provisions restricting or constraining the issue or transfer of shares of that class,

      (b) amend its articles under section 167 to add, change or remove any restrictions on the business or businesses that the corporation may carry on,

      (c)  amalgamate  with another  corporation,  otherwise  than under section 178 or 180.1,

      (d)  be  continued  under the laws of another  jurisdiction  under section 182, or

      (e)  sell,  lease  or  exchange  all  or  substantially   all  its
           property under section 183.

(2)   A holder of shares of any class or series of shares entitled to vote under section 170, other than section 170(1)(a), may dissent if the corporation resolves to amend its articles in a manner described in that section.

(3)   In addition to any other right he may have, but subject to subsection
      (20), a shareholder entitled to dissent under this section and who complies with this section is entitled to be paid by the corporation the fair value of the shares held by him in respect of which he dissents, determined as of the close of business on the last business day before the day on which the resolution from which he dissents was adopted.

(4) A dissenting shareholder may only claim under this section with respect to all the shares of a class held by him or on behalf of any one beneficial owner and registered in the name of the dissenting shareholder.

(5) A dissenting shareholder shall send to the corporation a written objection to a resolution referred to in subsection (1) or (2)

      (a) at or before any meeting of shareholders at which the resolution is to be voted on, or

      (b) if the corporation did not send notice to the shareholder of the purpose of the meeting or of his right to dissent, within a reasonable time after he learns that the resolution was adopted and of his right to dissent.

(6) An application may be made to the Court by originating notice after the adoption of a resolution referred to in subsection (1) or (2),

     (a)   by the corporation, or

      (b) by a shareholder if he has sent an objection to the corporation under subsection (5),

      to fix the fair value in accordance with subsection (3) of the shares of a shareholder who dissents under this section.

(7) If an application is made under subsection (6), the corporation shall, unless the Court otherwise orders, send to each dissenting shareholder a written offer to pay him an amount considered by the directors to be the fair value of the shares.

(8) Unless the Court otherwise orders, an offer referred to in subsection (7) shall be sent to each dissenting shareholder

      (a) at least 10 days before the date on which the application is returnable, if the corporation is the applicant, or

      (b) within 10 days after the corporation is served with a copy of the originating notice, if a shareholder is the applicant.

(9)   Every offer made under subsection (7) shall

      (a)  be made on the same terms, and

      (b) contain or be accompanied by a statement showing how the fair value was determined.

(10) A dissenting shareholder may make an agreement with the corporation for the purchase of his shares by the corporation, in the amount of the corporation's offer under subsection (7) or otherwise, at any time before the Court pronounces an order fixing the fair value of the shares.

(11)  A dissenting shareholder

      (a) is not required to give security for costs in respect of an application under subsection (6), and

      (b) except in special circumstances shall not be required to pay the costs of the application or appraisal.

(12) In connection with an application under subsection (6), the Court may give directions for

      (a) joining as parties all dissenting shareholders whose shares have not been purchased by the corporation and for the representation of dissenting shareholders who, in the opinion of the Court, are in need of representation,

      (b) the trial of issues and interlocutory matters, including pleadings and examinations for discovery,

      (c) the payment to the shareholder of all or part of the sum offered by the corporation for the shares,

      (d) the deposit of the share certificates with the Court or with the corporation or its transfer agent,

      (e) the appointment and payment of independent appraisers, and the procedures to be followed by them,

      (f)  the service of documents, and

      (g)  the burden of proof on the parties.

(13)  On an application under subsection (6), the Court shall make an order

      (a) fixing the fair value of the shares in accordance with subsection (3) of all dissenting shareholders who are parties to the application,

      (b) giving judgment in that amount against the corporation and in favour of each of those dissenting shareholders, and

      (c) fixing the time within which the corporation must pay that amount to a shareholder.

(14)  On

      (a)  the  action   approved  by  the  resolution  from  which  the
           shareholder dissents becoming effective,

      (b) the making of an agreement under subsection (10) between the corporation and the dissenting shareholder as to the payment to be made by the corporation for his shares, whether by the acceptance of the corporation's offer under subsection (7) or otherwise, or

      (c)  the pronouncement of an order under subsection (13),

      whichever first occurs, the shareholder ceases to have any rights as a shareholder other than the right to be paid the fair value of his shares in the amount agreed to between the corporation and the shareholder or in the amount of the judgment, as the case may be.

(15) Subsection (14)(a) does not apply to a shareholder referred to in subsection (5)(b).

(16)  Until one of the events mentioned in subsection (14) occurs,

      (a)  the shareholder may withdraw his dissent, or

      (b)  the corporation may rescind the resolution,

      and in either event proceedings under this section shall be discontinued.

(17) The Court may in its discretion allow a reasonable rate of interest on the amount payable to each dissenting shareholder, from the date on which the shareholder ceases to have any rights as a shareholder by reason of subsection (14) until the date of payment.

(18)  If subsection (20) applies, the corporation shall, within 10 days after

      (a)  the pronouncement of an order under subsection (13), or

      (b) the making of an agreement between the shareholder and the corporation as to the payment to be made for his shares,

      notify each dissenting shareholder that it is unable lawfully to pay dissenting shareholders for their shares.

(19) Notwithstanding that a judgment has been given in favour of a dissenting shareholder under subsection (13)(b), if subsection (20) applies, the dissenting shareholder, by written notice delivered to the corporation within 30 days after receiving the notice under subsection (18), may withdraw his notice of objection, in which case the corporation is deemed to consent to the withdrawal and the shareholder is reinstated to his full rights as a shareholder, failing which he retains a status as a claimant against the corporation, to be paid as soon as the corporation is lawfully able to do so or, in a liquidation, to be ranked subordinate to the rights of creditors of the corporation but in priority to its shareholders.

(20) A corporation shall not make a payment to a dissenting shareholder under this section if there are reasonable grounds for believing that

      (a) the corporation is or would after the payment be unable to pay its liabilities as they become due, or

      (b) the realizable value of the corporation's assets would thereby be less than the aggregate of its liabilities.

                                      PROXY
      SPECIAL MEETING OF SHAREHOLDERS OF FLOTEK INDUSTRIES INC. TO BE HELD
        AT THE SHERATON HOUSTON BROOKHOLLOW HOTEL, 3000 NORTH LOOP WEST,
                       HOUSTON, TEXAS 77092 ON WEDNESDAY,
                         OCTOBER 23, 2001, AT 2:00 P.M.

      THE UNDERSIGNED SHAREHOLDER OF FLOTEK INDUSTRIES INC. (the "Company") HEREBY APPOINTS Jerry D. Dumas, Sr., a director of the Company, or failing this person, William R. Ziegler, a director of the Company, or in the place of the foregoing, __________________________, (print the name), as proxyholder for and on his behalf, with full power of substitution, to attend, act and vote for and on behalf of the undersigned in respect of all matters that may properly come before the aforesaid meeting of the shareholders of the Company (the "Meeting") and at every adjournment thereof, to the same extent and with the same powers as if the undersigned were present at the Meeting, or any adjournment thereof. The shareholder hereby directs the proxyholder to vote the securities of the Company registered in the name of the undersigned as specified herein.

                                   RESOLUTIONS

(For full details of each item, please see the enclosed Notice of Meeting and Proxy Statement.)

1. To approve the Arrangement Resolution set forth in Appendix D of the Proxy Statement.

      ---     -------   -------
      For     Against   Abstain

4. To ratify the appointment of Weinstein Spira & Company, P.C. as the Company's independent auditors.

      ---     -------
      For     Abstain

If no direction is given, the proxyholder shall vote in favor of the Arrangement Resolution and in favor of the resolution to ratify the appointment of Weinstein Spira & Company, P.C. as the Company's independent auditors. The undersigned hereby confers discretionary authority upon such proxyholder to vote, in accordance with his best judgment, with respect to amendments or variations to the matters outlined above and with respect to matters other than those listed in the Notice of Meeting and which may properly come before the Meeting. At the date hereof, management of the Company knows of no such amendment, variation or other matter.

THE UNDERSIGNED SHAREHOLDER HEREBY REVOKES ANY PROXY PREVIOUSLY GIVEN TO ATTEND AND VOTE AT THE MEETING.

SIGN HERE:           ___________________________________________

PLEASE PRINT NAME:   ___________________________________________

DATE:                ___________________________________________


THIS PROXY FORM MAY NOT BE VALID UNLESS IT IS SIGNED AND DATED. SEE IMPORTANT INFORMATION AND INSTRUCTIONS ON REVERSE.

                      INSTRUCTIONS FOR COMPLETION OF PROXY

1.    THIS PROXY IS SOLICITED BY THE MANAGEMENT OF THE COMPANY.

2.    This form of proxy  ("Instrument  of Proxy") MAY NOT BE VALID
      UNLESS IT IS SIGNED by the shareholder or by his attorney duly authorized by him in writing, or, in the case of a corporation, by a duly authorized officer or representative of the corporation; and IF EXECUTED BY AN ATTORNEY, OFFICER, OR OTHER DULY APPOINTED REPRESENTATIVE, the original or a notarial copy of the instrument so empowering such person, or such other documentation in support as shall be acceptable to the Chairman of the Meeting, must accompany the Instrument of Proxy.

3. IF THIS INSTRUMENT OF PROXY IS NOT DATED in the space provided, authority is hereby given by the shareholder to the proxyholder to date this proxy on the date on which it is received by American Stock Transfer and Trust Company.

4. A shareholder WHO WISHES TO ATTEND THE MEETING AND VOTE ON THE RESOLUTIONS IN PERSON, may do so as follows:

      (a) IF THE SHAREHOLDER IS REGISTERED AS SUCH ON THE BOOKS OF THE COMPANY, simply register the shareholder's attendance with the scrutineers at the Meeting.

      (b) IF THE SECURITIES OF A SHAREHOLDER ARE HELD BY A BROKERAGE FIRM OR FINANCIAL INSTITUTION, (i) cross off the management appointees' names and insert the shareholder's name in the blank space provided; (ii) indicate a voting choice for each resolution;
           and (iii) sign, date and return the Instrument of Proxy to the brokerage firm or financial institution, or its agent, according to the instructions received with the proxy. At the Meeting, a vote will be taken on each of the resolutions set out on this Instrument of Proxy and the shareholder's vote will be counted at that time.

5. A SHAREHOLDER WHO IS NOT ABLE TO ATTEND THE MEETING IN PERSON BUT WISHES TO VOTE ON THE RESOLUTIONS, may do either of the following:

      (a) TO APPOINT ONE OF THE MANAGEMENT APPOINTEES named on the Instrument of Proxy, leave the wording appointing a nominee as is, and simply sign, date and return the Instrument of Proxy.

      (b) TO APPOINT ANOTHER PERSON, who need not be a shareholder of the Company, to vote according to the shareholder's instructions, cross off the management appointees' names and insert the shareholder's appointed proxyholder's name in the space provided, and then sign, date and return the Instrument of Proxy.

6. THE SECURITIES REPRESENTED BY THIS INSTRUMENT OF PROXY WILL BE VOTED OR WITHHELD FROM VOTING IN ACCORDANCE WITH THE INSTRUCTIONS OF THE SHAREHOLDER ON ANY POLL of a resolution that may be called for and, if the shareholder specifies a choice with respect to any matter to be acted upon, the securities will be voted accordingly. Further, if so authorized by this Instrument of Proxy, the securities will be voted by the appointed proxyholder with respect to any amendments or variations of any of the resolutions set out on the Instrument of Proxy or matters which may properly come before the Meeting as the proxyholder in its sole discretion sees fit.

7. If a registered shareholder has returned the Instrument of Proxy, THE SHAREHOLDER MAY STILL ATTEND THE MEETING and may vote in person should the shareholder later decide to do so. However, to do so, the shareholder must record his/her attendance with the scrutineers at the Meeting and revoke the Instrument of Proxy in writing as set out in the Proxy Statement.

--------------------------------------------------------------------------------

TO BE REPRESENTED AT THE MEETING, THIS INSTRUMENT OF PROXY MUST BE RECEIVED AT THE OFFICE OF AMERICAN STOCK TRANSFER AND TRUST COMPANY BY MAIL OR BY FAX NO LATER THAN 48 HOURS (EXCLUDING SATURDAYS, SUNDAYS AND HOLIDAYS) PRIOR TO THE TIME OF THE MEETING OR ADJOURNMENT THEREOF.

THE MAILING ADDRESS OF AMERICAN STOCK TRANSFER AND TRUST COMPANY IS 40 WALL STREET, NEW YORK, NEW YORK 10005. ITS TELEFAX NUMBER IS (718)921-8328.

--------------------------------------------------------------------------------

                             FLOTEK INDUSTRIES INC.

                            Special RETURN CARD FORM

    (Supplemental Mailing List and Request for Interim Financial Statements)

                        SPECIAL MEETING, OCTOBER 23, 2001

                TO: SECURITIES HOLDERS OF FLOTEK INDUSTRIES INC.

National Policy Statement No. 41, entitled "Shareholder Communication" provides security holders with the opportunity to elect annually to have their names added to the Company's Supplemental Mailing List in order to receive interim financial statements and other selected shareholder communications.

If you wish your name to be added to the Company's Supplemental Mailing List for the aforesaid purposes, please complete, sign and mail this form to American Stock Transfer and Trust Company, 40 Wall Street, New York, New York 10006.

Name of Security Holder, or if the Security Holder is a company, name and office of authorized signatory.

                      -------------------------------------

                      -------------------------------------
                Address (including post code) of Security Holder


I, as evidenced by my signature affixed hereto, HEREBY CERTIFY THAT I am a security holder (other than debt securities) of the Company and request that my name be placed on the Company's Supplemental Mailing List.

------------------------------------Date    ------------------------------------
                                            Signature of Security Holder or, if
                                            the Security Holder is a company,
                                            signature of authorized signatory